Filed pursuant to Rule 497(b)
File No. 333-280915
THE HARTFORD MUTUAL FUNDS, INC.,
ON BEHALF OF HARTFORD AARP BALANCED RETIREMENT FUND
August 19, 2024
Dear Shareholder:
At a meeting held on June 11, 2024, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of Hartford AARP Balanced Retirement Fund (the “Acquired Fund”), a series of the Company, with and into The Hartford Conservative Allocation Fund (the “Acquiring Fund” and, collectively, with the Acquired Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equivalent dollar value to your shares in the Acquired Fund, based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”).
After carefully considering the merits of the Reorganization, the Board determined that the Reorganization is in the best interests of each Fund. In connection with the Reorganization, you should note the following:
●
The Reorganization is expected to qualify as a tax-free transaction;
●
The value of your investment will not change as a result of the Reorganization; and
●
The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the Funds’ assets in the Reorganization.
The Plan provides for:
●
The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the Valuation Time;
●
The assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and
●
The distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.
Existing shareholders are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund.
The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus, which contains information about the Acquiring Fund, including its investment objective, strategies, risks, performance, fees and expenses. If you have any questions, please call the Funds at 1-888-843-7824.
Sincerely,

James E. Davey
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS
The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about the reorganization. We encourage you to read the full Information Statement/Prospectus.
General Information about the Reorganization
Q. 1. Why am I receiving the Information Statement/Prospectus?
A. 1. Hartford AARP Balanced Retirement Fund (the “Acquired Fund”) is being reorganized with and into The Hartford Conservative Allocation Fund (the “Acquiring Fund”) (the “Reorganization”). You are receiving this Information Statement/Prospectus because you were a shareholder of the Acquired Fund as of the close of business on July 31, 2024 (the “Record Date”) and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”). The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Information Statement/Prospectus provides information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Information Statement/Prospectus for your records and future reference.
Q. 2. How did the Board of Directors (the “Board”) of the Company reach its decision to approve the Reorganization?
A. 2. In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors. Such factors included, among others: (1) the belief of Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets; (2) the similarities and differences of each Fund’s investment objective, investment strategies, policies and restrictions, investment process, and principal risks; (3) the structural differences of the Funds as the Acquiring Fund operates as a “fund of funds” that invests in mutual funds and exchange traded funds (“ETFs”) advised by HFMC or its wholly owned subsidiary (“Underlying Funds”) while the Acquired Fund operates as a limited “fund of funds” that invests in direct investments as well as Underlying Funds; (4) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”) which include provisions that are designed to avoid any dilution of shareholder interests; (5) the estimated costs of the Reorganization and the fact that the Funds will bear brokerage expenses and similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees incurred in connection with the Reorganization; (6) the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (7) the Acquiring Fund’s contractual investment management fee will be eliminated effective upon the closing of the Reorganization; (8) the pro forma gross and net operating expenses of each share class of the Acquiring Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of each corresponding share class of the Acquired Fund; (9) the potentially greater distribution opportunities, which may provide for greater economies of scale and portfolio management efficiencies; and (10) alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Fund’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization. For more information regarding the Board’s considerations in determining to approve the Reorganization, please see the section entitled “REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION” in the Information Statement/Prospectus.
Q. 3. Why are shareholders not being asked to approve the Reorganization?
A. 3. Under the Company’s Articles of Incorporation and By-Laws, the Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired fund would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired fund’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired fund and an acquiring fund that would require the approval by the acquired fund’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring fund as compared to the acquired fund. None of the factors requiring a shareholder vote are present in the Reorganization.
Q. 4. Who will bear the costs of the Reorganization?
A. 4. HFMC, and not the Funds, will bear all costs associated with the Reorganization. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, and stamp tax, if any, and security registration fees, which typically are Fund expenses.
Q. 5. How will the Reorganization affect me as a Shareholder?
A. 5. The Reorganization is expected to occur after the close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”), at which time shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Funds’ shares as of the Valuation Time. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.
In connection with the Reorganization, it is anticipated that all of the Acquired Fund’s holdings, except any positions in Underlying Funds, will be sold prior to the closing of the Reorganization. The Acquired Fund may use futures to equitize the cash or invest the cash in Treasury bills prior to the Reorganization. The chart below indicates the anticipated percentage of the Acquired Fund to be sold in advance of the Reorganization based on assets as of April 30, 2024 and the estimated costs associated with the sale of such investments in the Acquired Fund.
Estimated Percentage of Portfolio Securities to be Sold	Estimated Costs Associated with the Sale of Equity Investments	Estimated Costs Associated with the Sale of Fixed Income Investments
	Estimated Brokerage Commissions and Other Transaction Costs	Estimated Average Spread Cost
90%	Approximately $5,000 (2 basis points) (as a percentage of the equity portion of the Acquired Fund)	Approximately 35 basis points

These amounts do not take into consideration the sale of portfolio securities associated with meeting redemption requests. The Acquiring Fund anticipates reinvesting cash and cash equivalents transferred as part of the Reorganization in Underlying Funds, although, consistent with its prospectus, it may retain some or all of such cash or cash equivalents. The Acquired Fund will declare a final dividend to distribute any undistributed net taxable gains (including any gains with respect to the realignment of its portfolio), if necessary, prior to the Closing Date. As of April 30, 2024, the Acquired Fund would not need to distribute to its shareholders any capital gains. The actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
Q. 6. Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?
A. 6. Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund’s prospectus, for shares of another Hartford mutual fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. Such transactions will be treated as normal exchanges or redemptions of shares and may be taxable.

Q. 7. Can I purchase additional shares of the Acquired Fund before the Reorganization takes place?
A. 7. Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. After the Closing Date, shares of the Acquired Fund will no longer be publicly offered or available for purchase.
General Information about the Funds
Q. 8. How comparable are the Funds’ investment objectives and principal investment strategies?
A. 8. The Funds have similar investment objectives. However, unlike the Acquired Fund, the Acquiring Fund does not seek to mitigate downside risk as part of its investment objective. The Acquired Fund seeks long-term total return while seeking to mitigate downside risk while the Acquiring Fund seeks current income and long-term capital appreciation.
Each Fund has some similar principal investment strategies, but there are some differences. The primary difference is that the Acquiring Fund is structured as a “fund of funds” that invests in Underlying Funds while the Acquired Fund is structured as a limited “fund of funds” that invests in direct investments as well as Underlying Funds. Each Fund has similar flexibility in allocating to equity and fixed income related investments. Under normal circumstances, the Acquired Fund targets an allocation between 30%-50% of the Acquired Fund’s net assets in equity and equity-related securities and 50%-70% of the Acquired Fund’s net assets in fixed income securities and cash instruments. With respect to the Acquiring Fund, the Investment Manager anticipates allocating approximately 20%-50% of the Acquiring Fund’s total assets to the equity component and approximately 50%-80% of the Acquiring Fund’s total assets to the fixed income component. Neither Fund has restrictions on market capitalization, credit quality, duration or maturity. While the Acquired Fund may enter into derivative transactions, the Acquiring Fund does not directly enter into derivative transactions. The Acquiring Fund has exposure to derivatives indirectly through investments in the Underlying Funds.
For more information regarding each Fund’s principal investment strategies, please see the section entitled “SYNOPSIS - Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions” in the Information Statement/Prospectus.
Q. 9. How comparable are the Funds’ principal risks?
A. 9. Because the Funds allocate their assets primarily to equity and fixed income asset classes, both Funds are subject to similar principal investment risks. However, the Funds’ prospectus takes different approaches to identifying which risks are principal risks and to describing and labeling those risks due to the structural differences in the Funds.
Both Funds are subject to the following principal risks either directly or indirectly through investment in the Underlying Funds: Market Risk, Credit Risk, Active Investment Management Risk, Equity Risk, Interest Rate Risk, Foreign Investments Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk, Call Risk, Mortgage-Related and Other Asset-Backed Securities Risk, Dividend Risk, Other Investment Companies Risk, To Be Announced (TBA) Transactions Risk, and Large Shareholder Transaction Risk.
In addition to the risks included above, the Acquired Fund also includes the following principal risks in its prospectus: Asset Allocation Risk, Loans and Loan Participation Risk, High Yield Investments Risk, Sovereign Debt Risk, Futures and Options Risk, Swaps Risk, Leverage Risk, Restricted Securities Risk, U.S. Government Securities Risk, and Active Trading Risk. All of these risks are included as additional risks of the Acquiring Fund.
In addition to the risks included above, the Acquiring Fund is also subject to Liquidity Risk through its investments in the Underlying Funds. This risk is included as an additional risk of the Acquired Fund.
The principal risks of investing in each Fund are identified in the section entitled “COMPARISON OF THE PRINCIPAL RISKS” in the Information Statement/Prospectus.
Q. 10. Who are the investment manager and sub-adviser of the Acquiring Fund?
A. 10. The investment manager of the Acquiring Fund, HFMC, is also the investment manager of the Acquired Fund. Unlike the Acquired Fund, the Acquiring Fund does not currently retain a sub-adviser. HFMC will continue to serve as the Acquiring Fund’s investment manager after the closing of the Reorganization.

Q. 11. Will the Plan result in different expenses for shareholders of the Acquired Fund?
A. 11. Yes. The Acquiring Fund has different expenses than the Acquired Fund. It is anticipated that the gross and net expense ratios of each share class of the Combined Fund immediately after the Reorganization will be lower than the gross and net expense ratios of each corresponding share class of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see the section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.
Q. 12. Will I have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization?
A. 12. No. You will not have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization.
Q. 13. Are there any differences in front-end sales charges or CDSCs?
A. 13. Yes. There are differences in the maximum front-end sales charge on Class A shares of the Acquired Fund and the Acquiring Fund, but the Funds are subject to the same CDSCs on Class A and Class C shares. The Class A shares of the Acquired Fund have a maximum front-end sales charge of 4.50% while the Class A shares of the Acquiring Fund have a maximum front-end sales charge of 5.50%. This front-end sales charge will be waived for additional purchases by shareholders of the Acquired Fund holding Class A shares in the same account in the Acquiring Fund after the closing of the Reorganization. However, the availability of this sales load waiver may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Q. 14. How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?
A. 14. After the completion of the Reorganization, you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same class of shares and in the manner as you could with respect to the Acquired Fund.
Q. 15. Will the Reorganization be considered a taxable event for federal income tax purposes?
A. 15. It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions described in the Plan. As discussed more fully in response to Question No. 5 above, the Acquired Fund will declare a final dividend to distribute any undistributed net taxable capital gains to its shareholders, if necessary. The actual amount of such distribution (if any) depends on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS
August 19, 2024
The Hartford Mutual Funds, Inc.
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068
We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy
This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of the Hartford AARP Balanced Retirement Fund (the “Acquired Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”).
The reorganization of the Acquired Fund with and into The Hartford Conservative Allocation Fund (the “Acquiring Fund”) will be completed pursuant to the terms of the Plan. The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the closing date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” Each Fund is a series of the Company, a Maryland corporation, registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.
The Board has determined that the Reorganization is in the best interests of the Funds, and that the interests of the shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is structured as a tax-free transaction for the Acquired Fund and its shareholders. However, this tax treatment does not extend to transactions that occur prior to or after the Reorganization.
This Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Reorganization. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. Additional information is contained in the documents listed below, which have been filed with the SEC, and are available by oral or written request and without charge as described below:
Documents:	How to Obtain a Copy:
The Hartford Conservative Allocation Fund Summary Prospectus dated March 1, 2024, as supplemented August 12, 2024, and as may be further amended, supplemented or restated
This summary prospectus and supplement are being mailed with the
Information Statement/Prospectus. These documents are also available, without charge, on the Funds’ website at hartfordfunds.com/
prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford
Funds, P.O. Box 219060, Kansas City, MO 64121-9060. The summary prospectus, as supplemented, is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

This summary prospectus and supplement are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

Documents:	How to Obtain a Copy:
The Funds’ statutory prospectus dated March
1, 2024, as supplemented June 20, 2024,
August 12, 2024 , and as may be further
amended, supplemented or restated (File
Nos. 333-02381 and 811-07589 (Acquired
Fund and Acquiring Fund)) (the “Prospectus”)

Combined Statement of Additional
Information of The Hartford Mutual Funds,
Inc. (the “Company”) and The Hartford Mutual
Funds II, Inc. dated March 1, 2024, as
supplemented March 27, 2024, May 15, 2024,
June 20, 2024 , August 12, 2024, and as may be
further amended, supplemented or restated
(File Nos. 333-02381 and 811-07589 (Acquired
Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.
Each of these documents is incorporated by reference into this
Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ annual report dated October 31, 2023 (File No. 811-07589) The Funds’ semi-annual report dated April 30, 2024 (File No. 811-07589)
These documents are available, without charge, on the Funds’ website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

A Statement of Additional Information dated August 19, 2024, relating to this Information Statement/Prospectus (“Reorganization SAI”) (File No. 333-280915)
The Reorganization SAI is available without charge by calling
1-888-843-7824. The Reorganization SAI has been filed with the SEC and is incorporated by reference into this Information Statement/
Prospectus. The Reorganization SAI is available free of charge on the
EDGAR database on the SEC’s website at www.sec.gov.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated by reference. If any person provides any other representation or information, you should not rely on those other representations or information since neither Fund has authorized those representations.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

SYNOPSIS
You should read this entire Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) carefully as well as the summary prospectus, as supplemented, for The Hartford Conservative Allocation Fund (“Acquiring Fund”), which is enclosed. For additional information, you should consult the Funds’ Prospectus dated March 1, 2024, as supplemented to date and as may be further amended, supplemented or restated (the “Prospectus”); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2024, as supplemented to date and as may be further amended, supplemented or restated (the “SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as APPENDIX A.
The Reorganization
At a meeting held on June 11, 2024, the Board of Directors (the “Board”) of the Company reviewed a proposal from Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) regarding the future of Hartford AARP Balanced Retirement Fund (the “Acquired Fund”), given, among other reasons, HFMC’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. After reviewing and evaluating the information presented to it, the Board approved the Plan that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”).
The Plan provides for:
●
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern Time) on the Closing Date (“Valuation Time”);
●
the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and
●
the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.
The Reorganization is expected to be completed after the close of business on the Closing Date based on the net asset value of each Fund’s shares as of the Valuation Time. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund.
Each shareholder of the Acquired Fund will hold, immediately after the closing of the Reorganization, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the Valuation Time. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization.
Prior to or at the completion of the Reorganization, the Acquired Fund and the Acquiring Fund will receive a tax opinion from Dechert LLP, legal counsel to the Company, to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION –  Tax Considerations.”
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The Funds have similar investment objectives. However, unlike the Acquired Fund, the Acquiring Fund does not seek to mitigate downside risk as part of its investment objective. The Acquired Fund seeks long-term total return while seeking to mitigate downside risk while the Acquiring Fund seeks current income and long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.

Each Fund has some similar principal investment strategies, but there are some differences in each Fund’s principal investment strategy that you should consider.
●
The primary difference is that the Acquiring Fund is structured as a “fund of funds” that invests in affiliated mutual funds and exchange traded funds (“ETFs”) (“Underlying Funds”) while the Acquired Fund is structured as a limited “fund of funds” that invests in direct investments as well as Underlying Funds.
●
Each Fund has similar flexibility in allocating to equity and fixed income related investments. Under normal circumstances, the Acquired Fund targets an allocation between 30%-50% of the Acquired Fund’s net assets in equity and equity-related securities and 50%-70% of the Acquired Fund’s net assets in fixed income securities and cash instruments. With respect to the Acquiring Fund, the Investment Manager anticipates allocating approximately 20%-50% of the Acquiring Fund’s total assets to the equity component and approximately 50%-80% of the Acquiring Fund’s total assets to the fixed income component.
●
Neither Fund has restrictions on market capitalization, credit quality, duration or maturity.
- The equity portion of each Fund may be invested across the market capitalization spectrum.
- The fixed income portion of each Fund may be invested in any credit quality, duration or maturity.
●
While the Acquired Fund may enter into derivative transactions, the Acquiring Fund does not directly enter into derivative transactions. The Acquiring Fund has exposure to derivatives indirectly through investments in the Underlying Funds.
Each Fund has the same fundamental investment restrictions. The Underlying Funds in which the Acquired Fund and the Acquiring Fund may invest have adopted certain investment restrictions that may be more or less restrictive than those adopted by each Fund.
The following comparisons summarize the principal investment strategies and additional investment strategies of each Fund.
	Acquired Fund	Acquiring Fund
Principal Investment Strategies
The Acquired Fund seeks to achieve its investment
objective by investing in a broad range of equity and
equity-related securities, debt securities, structured
products, derivatives, money market instruments, and
other investments. Under normal circumstances, the
Acquired Fund targets an allocation between 30%-50%
of the Acquired Fund’s net assets in equity and equity-
related securities and 50%-70% of the Acquired Fund’s
net assets in fixed income securities and cash
instruments. Wellington Management Company LLP
(“Wellington Management”), the Acquired Fund’s sub-
adviser, makes asset allocation decisions within these
bands at its discretion. Wellington Management
regularly reviews and adjusts the asset allocations
based on its fundamental research and assessment
on the relative attractiveness of each asset category.

The Acquired Fund may invest in securities that
principally trade in the U.S. or foreign markets. The
Acquired Fund generally may invest up to 40% of its
net assets in securities of foreign issuers or securities
denominated in a foreign currency. The Acquired Fund
may invest in equity and equity-related securities of
issuers of all sizes measured by market capitalization.
The Acquired Fund may invest in debt securities
across varying credit quality, maturity, and duration,
including investment grade debt, high yield debt, bank
loans, emerging markets debt, securitized debt,
convertible securities, preferred securities,
government bonds, including its agencies and
instrumentalities, currencies, and municipal bonds.
Consistent with its investment objective, the Acquired

The Acquiring Fund seeks to meet its investment
objective through investment in a combination of
other mutual funds and exchange traded funds
(“ETFs”) advised by the Investment Manager or a
wholly owned subsidiary of the Investment Manager
(the “Underlying Funds”). The Underlying Funds
include fixed income funds, equity funds and funds
that may have exposures to alternative asset classes,
including commodities. The Acquiring Fund may also
invest in one or more unaffiliated money market
funds.

The Investment Manager anticipates allocating
approximately 20%-50% of the Acquiring Fund’s total
assets to the equity component and approximately
50%-80% of the Acquiring Fund’s total assets to the
fixed income component. The Investment Manager
may change these target allocations depending on its
analysis of global financial markets and macro-
economic trends. The Investment Manager regularly
reviews and adjusts the allocations to favor
investments in those Underlying Funds that it believes
will provide the most favorable outlook for achieving
the Acquiring Fund’s investment objective.

The equity component is generally comprised of
domestic, global and international equity funds
and/or equity related investments. The fixed income
component is generally comprised of fixed income
funds investing in several asset classes of varying
credit quality and duration profiles and/or fixed
income related investments. The Acquiring Fund may

	Acquired Fund	Acquiring Fund

Fund may invest in investment grade debt, non-
investment grade securities (also known as “junk
bonds”) and unrated securities. The Acquired Fund
may purchase or sell securities on a when-issued,
delayed delivery or forward commitment basis,
including securities acquired or sold in the TBA
market.

The Acquired Fund may buy and sell exchange-traded
and over-the-counter derivative instruments. The
Acquired Fund’s derivative investments may include
interest rate, credit, index, and currency futures;
currency, interest rate, total rate of return, and credit
default swaps; currency, bond, and swap options;
deliverable and non-deliverable currency forward
contracts; bonds for forward settlement; and options,
including buying and selling puts and calls. The
Acquired Fund may invest in derivative instruments
for risk management purposes and in pursuit of the
Acquired Fund’s investment objective. The Acquired
Fund expects to invest in equity put options as a part
of its risk management component of the Acquired
Fund’s investment strategy.

Wellington Management actively manages the
Acquired Fund’s asset allocations among asset classes
consistent with the Acquired Fund’s investment
objective. To implement its asset allocation decisions,
the Acquired Fund’s portfolio management team may
allocate a portion of Acquired Fund assets to active
strategies managed by specialized investment teams
at Wellington Management that will invest the
allocated assets in accordance with the Acquired
Fund’s investment strategy. The Acquired Fund may
invest in other investment companies advised by the
Investment Manager or a wholly owned subsidiary of
the Investment Manager, including investment
companies for which Wellington Management serves
as sub-adviser, or non-affiliated investment
companies. The Acquired Fund may trade portfolio
securities actively.

also invest in Underlying Funds that allocate to
alternative asset classes, including commodities.

The Underlying Funds use a broad array of investment
strategies. The Underlying Funds may invest in many
types of instruments, including but not limited to
equity and equity related securities across the market
capitalization spectrum, corporate and sovereign
bonds of varying credit quality and duration, money
market instruments and derivatives. The debt
securities in which certain Underlying Funds may
invest include government, corporate and asset-
backed securities with a variety of maturities and
qualities that range from investment grade to below
investment grade (also referred to as “junk bonds”),
and unrated securities determined to be of
comparable quality. The Underlying Funds may invest
in domestic and foreign securities.

Additional Investment Strategies
The Acquired Fund allocates its assets among a broad
range of investments. Wellington Management
actively manages the Acquired Fund’s asset allocation
in accordance with its investment strategy. Wellington
Management combines top-down global
macroeconomic and currency views with bottom-up
fundamental research from specialized investment
teams to seek to identify what Wellington
Management believes to be the most attractive
investment opportunities in the global fixed income
and equity markets. Wellington Management uses
both fundamental and quantitative risk management
tools to identify the investment opportunities and
construct the portfolio. The Acquired Fund’s portfolio
management team regularly consults with portfolio
analysts and risk specialists at Wellington
Management. Investment opportunities are
expressed in the Acquired Fund in various ways,
including at times thematically. A portion of the

The section below provides a summary of the
investment objectives of the Underlying Funds in
which the Acquiring Fund may invest as of March 1,
2024. The specific Underlying Funds in which the
Acquiring Fund may invest, and the allocations to the
Underlying Funds and the particular components,
may change from time to time without notice to
shareholders. The Underlying Funds may change their
investment objectives or policies without the approval
of the Acquiring Fund. The Investment Manager
regularly reviews and adjusts the allocations to favor
investments in those Underlying Funds that it believes
will provide the most favorable outlook for achieving
the Acquiring Fund’s investment objective. In
determining the allocations to the Underlying Funds,
the Investment Manager considers certain factors,
such as market conditions, volatility, risk exposure,
and performance of the Underlying Funds. A portion
of the Acquiring Fund’s assets may be held in cash or

Acquired Fund	Acquiring Fund

Acquired Fund’s assets may be invested in securities
that Wellington Management believes exhibit low
volatility. As part of its investment process, the
investment team may consider the research provided
by Wellington Management’s Global Industry Analysts
(GIAs), who provide in-depth company analysis by
sector coverage, in addition to other resources and
tools. When evaluating investments for the Acquired
Fund, the investment team also has access to, and
may consider, proprietary environmental, social
and/or governance (“ESG”) research prepared by
Wellington Management’s dedicated ESG team to help
evaluate a company’s (or issuer’s) risk and return
potential. Wellington Management believes financially
material ESG characteristics can impact the
performance of the companies (or issuers) in which it
invests. The investment team has discretion to
determine the level at which financially material ESG
characteristics are imbedded into its overall analysis.

In addition to the types of securities and other
investments referenced in the principal investment
strategy section above, the Acquired Fund may also (1)
invest in “to-be-announced” investments, including
when-issued and delayed delivery securities and
forward commitment transactions; (2) engage in
short-selling of “to-be-announced” investments; (3)
enter into bond forwards; (4) invest in exchange
traded notes; and (5) use other types of derivative
instruments, such as forward currency contracts.

unaffiliated money market funds due to purchase and
redemption activity and short-term cash needs. The
Acquiring Fund may invest in other funds that are not
listed below at the discretion of the Investment
Manager. For a description of the Underlying Funds’
investment strategies, policies, risks and expenses
please see the Underlying Funds’ prospectuses and
statements of additional information, which are
available without charge on the Funds’ website at
hartfordfunds.com or by calling 1-888-843-7824.

The following provides a summary of the investment objectives of the Underlying Funds in which the Acquiring Fund may invest as of March 1, 2024. The specific Underlying Funds in which the Acquiring Fund may invest, and the allocations to the Underlying Funds and the particular components, may change from time to time without notice to shareholders.
Underlying Funds	Investment Objective
The Hartford Balanced Income Fund	The fund seeks to provide current income with growth of capital as a secondary objective.
The Hartford Capital Appreciation Fund	The fund seeks growth of capital.
Hartford Schroders China A Fund	The fund seeks long-term capital appreciation.
Hartford Climate Opportunities Fund	The fund seeks long-term capital appreciation.
Hartford Core Equity Fund	The fund seeks growth of capital.
Hartford Schroders Core Fixed Income Fund	The fund seeks long-term total return consistent with the preservation of capital.
Hartford Schroders Diversified Emerging Markets Fund	The fund seeks long-term capital appreciation.
The Hartford Dividend and Growth Fund	The fund seeks a high level of current income consistent with growth of capital.
Hartford Dynamic Bond Fund	The fund seeks to provide long-term total return.
Hartford Emerging Markets Equity Fund	The fund seeks long-term capital appreciation.
Hartford Schroders Emerging Markets Equity Fund	The fund seeks capital appreciation.
The Hartford Emerging Markets Local Debt Fund	The fund seeks capital appreciation and income.
Hartford Schroders Emerging Markets Multi- Sector Bond Fund	The fund seeks to provide a return of long-term capital growth and income.

Underlying Funds	Investment Objective
The Hartford Equity Income Fund	The fund seeks a high level of current income consistent with growth of capital.
The Hartford Floating Rate Fund	The fund seeks to provide high current income, and long-term total return.
Hartford Global Impact Fund	The fund seeks long-term capital appreciation.
The Hartford Growth Opportunities Fund	The fund seeks capital appreciation.
The Hartford Healthcare Fund	The fund seeks long-term capital appreciation.
The Hartford High Yield Fund	The fund seeks to provide high current income, and long-term total return.
The Hartford Inflation Plus Fund	The fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Hartford Schroders International Contrarian Value Fund	The fund seeks long-term capital appreciation.
Hartford International Equity Fund	The fund seeks long-term capital appreciation.
The Hartford International Growth Fund	The fund seeks capital appreciation.
Hartford Schroders International Multi-Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford International Opportunities Fund	The fund seeks long-term growth of capital.
Hartford Schroders International Stock Fund	The fund seeks long-term capital appreciation through investment in securities markets outside the United States.
The Hartford International Value Fund	The fund seeks long-term total return.
Hartford Low Duration High Income Fund	The fund seeks to provide high level of income.
The Hartford MidCap Fund	The fund seeks long-term growth of capital.
The Hartford MidCap Value Fund	The fund seeks long-term capital appreciation.
Hartford Multi-Asset Income Fund	The fund seeks to provide a high level of current income consistent with growth of capital.
The Hartford Municipal Opportunities Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Hartford Municipal Short Duration Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Hartford Real Asset Fund	The fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
The Hartford Short Duration Fund	The fund seeks to provide current income and long-term total return.
The Hartford Small Cap Growth Fund	The fund seeks long-term capital appreciation.
Hartford Small Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford Small Company Fund	The fund seeks growth of capital.
The Hartford Strategic Income Fund	The fund seeks to provide current income and long-term total return.
Hartford Schroders Sustainable International Core Fund	The fund seeks long-term capital appreciation while giving special consideration to certain sustainability criteria.
Hartford Sustainable Municipal Bond Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
Hartford Schroders Tax-Aware Bond Fund	The fund seeks total return on an after-tax basis.
The Hartford Total Return Bond Fund	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Schroders US MidCap Opportunities Fund	The fund seeks capital appreciation.
Hartford Schroders US Small Cap Opportunities Fund	The fund seeks capital appreciation.
The Hartford World Bond Fund	The fund seeks capital appreciation with income as a secondary goal.
Hartford AAA CLO ETF	The fund seeks to provide capital preservation and current income.
Hartford Schroders Commodity Strategy ETF	The fund seeks to provide long-term total return.
Hartford Core Bond ETF	The fund seeks to provide long-term total return.

Underlying Funds	Investment Objective
Hartford Large Cap Growth ETF	The fund seeks capital appreciation.
Hartford Municipal Opportunities ETF	The fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Hartford Quality Value ETF	The fund seeks long-term capital appreciation.
Hartford Sustainable Income ETF*	The fund seeks to provide current income and long-term total return, within a sustainability framework.
Hartford Schroders Tax-Aware Bond ETF	The fund seeks total return on an after-tax basis.
Hartford Total Return Bond ETF	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Multifactor Developed Markets (ex- US) ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

Hartford Disciplined US Equity ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. large cap equity securities.

Hartford Multifactor Diversified International ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.

Hartford Multifactor Emerging Markets ETF	The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Hartford Longevity Economy ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford
Longevity Economy Index (LHLGEX), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.

Hartford Multifactor Small Cap ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.

Hartford Multifactor US Equity ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.

Hartford US Quality Growth ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded US large cap equity securities and is designed to consist of US equities with favorable growth characteristics while maintaining what is considered to be enhanced exposure to quality while also providing reasonable exposure to value and momentum.

Hartford US Value ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded US large cap equity securities and is designed to consist of US equities with favorable value characteristics and relatively lower market valuations.

*
Effective September 30, 2024, the fund’s name will change to Hartford Strategic Income ETF, and its investment objective will change to “The fund seeks to provide current income and long-term total return.”
The Funds are subject to similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of Fund Classes and Distribution Arrangements
In connection with the Reorganization, shareholders of the Acquired Fund will receive shares of the same class of the Acquiring Fund. Shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Class R6 and Class Y of the Acquiring Fund have not commenced operations and these classes will commence operations upon the closing of the Reorganization if there are shareholders in the corresponding class of the Acquired Fund as of the Valuation Time. As of July 31, 2024, there are no shareholders in Class R6 shares of the Acquired Fund other than Hartford Funds Management Company, LLC. It is anticipated that Hartford Funds Management Company, LLC will redeem out its shares as of the Valuation Date and Class R6 of the Acquiring Fund will not commence operations. Each Fund is organized as a series of a Maryland corporation. There are no material differences between the rights of shareholders of a class of shares of the Acquiring Fund and shareholders of a corresponding class of the Acquired Fund.
With respect to each Fund, each of Class A, Class C, Class R3 and Class R4 shares has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The following chart summarizes the different features of each share class of each Fund.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A
Class A shares of the Acquired Fund are
offered with a front-end sales charge
ranging from 4.50% to 0.00% of the
Fund’s offering price, depending on the
amount invested.

Class A shares of the Acquiring Fund are
offered with a front-end sales charge
ranging from 5.50% to 0.00% of the
Fund’s offering price, depending on the
amount invested. This front-end sales
charge will be waived for additional
purchases by shareholders of the
Acquired Fund holding Class A shares in
the same account in the Acquiring Fund
after the closing of the Reorganization.
However, the availability of this sales
load waiver may depend on the
particular financial intermediary or type
of account through which you purchase
or hold Fund shares.
		Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge of 1.00% on any Class A shares sold. This CDSC will not apply where the selling broker dealer was not paid a commission.	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I(3)	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6(3)	None	None	None
Class Y(3)	None	None	None
Class F(3)	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply).
(3)
You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds have other share classes that have different fees and expenses, which are disclosed and described in the Funds’ Prospectus. Please contact your financial intermediary for more information on commissions.

Comparison of Buying, Selling, and Exchanging Shares
After the closing of the Reorganization, you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Funds’ Prospectus. You may sell your shares of each Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
Comparison of Fund Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Acquired Fund*	Annually
Acquiring Fund	Annually
*
Effective July 1, 2024, the Acquired Fund’s dividend distribution schedule changed and began declaring and paying dividends, if any, on an annual basis instead of monthly.
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

COMPARISON OF THE PRINCIPAL RISKS
When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective. Each Fund is subject to certain operational risks and other risks inherent in maintaining an investment in a mutual fund. Because the Funds allocate their assets primarily to equity and fixed income asset classes, both Funds are subject to similar principal risks. However, the Funds’ Prospectus takes different approaches to identifying which risks are principal risks, and to describing and labeling those risks due to the structural differences in the Funds.
The Funds are subject to the following principal risks either directly or indirectly through investment in the Underlying Funds. References to “Fund” in this section include the Fund or an Underlying Fund, as applicable.
Principal Risks	Acquired Fund	Acquiring Fund
Active Investment Management Risk –   The risk that, if the portfolio managers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money.

With respect to the Acquired Fund, the investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Acquired Fund.
Although the Acquired Fund’s sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-
adviser may determine that certain factors are more significant than others.
	Yes	Yes
Active Trading Risk –   Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect
Fund performance.
	Yes	No, but is an Additional Risk
Asset Allocation Risk –   The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
	Yes	No, but is an Additional Risk
Call Risk –   Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
	Yes	Yes
Credit Risk –   Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
	Yes	Yes
Currency Risk –   The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
	Yes	Yes
Dividend Risk –   Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
	Yes	Yes
Derivatives Risk –   Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Emerging Markets Risk –   The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the
United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
	Yes	Yes
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.	Yes	Yes
Foreign Investments Risk –   Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the
Fund’s foreign investments.
	Yes	Yes
Fund of Funds Risk – The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the
Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the
Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the
Underlying Funds in proportion to its investment.
	No	Yes
Futures and Options Risk –   Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
	Yes	No, but is an Additional Risk
High Yield Investments Risk –   High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
	Yes	No, but is an Additional Risk
Interest Rate Risk –   The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the
Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Large Shareholder Transaction Risk –   The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the
Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
	Yes	Yes
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
	No, but is an Additional Risk	Yes
Leverage Risk –   Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
	Yes	No, but is an Additional Risk
Loans and Loan Participations Risk –   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price.
Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates)
and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
	Yes	No, but is an Additional Risk
Market Risk –   Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Mortgage-Related and Asset-Backed Securities Risk –   Mortgage-related and asset-backed securities
represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
	Yes	Yes
Other Investment Companies Risk –   Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
	Yes	Yes
Restricted Securities Risk – Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.	Yes	No, but is an Additional Risk
Sovereign Debt Risk –   Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
	Yes	No, but is an Additional Risk
Swaps Risk –   A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
	Yes	No, but is an Additional Risk
To Be Announced (TBA) Transactions Risk –   TBA transactions involve the risk that the security the
Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
	Yes	Yes
U.S. Government Securities Risk –   Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
	Yes	No, but is an Additional Risk

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Fees and Expenses
The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the tables below. With respect to each Fund, the fees and expenses are based on the fees and expenses of the Fund for the twelve months ended April 30, 2024; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The fees and expenses disclosed below may differ from the fees and expenses disclosed in such Fund’s summary prospectus, which reflects the fees and expenses of the Fund for the twelve months ended October 31, 2023, except as may be noted in the Fund’s summary prospectus.
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Funds’ Prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the Funds’ Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Hartford AARP Balanced Retirement Fund (Acquired Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I, R3, R4, R5, R6, Y and F	A	C	I, R3, R4, R5, R6, Y and F	A	C	I, R3, R4, R5, R6, Y and F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	5.50%	None	None	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(2)	1.00%	None	None(2)	1.00%	None	None(2)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford AARP Balanced Retirement Fund (Acquired Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I	A	C	I	A	C	I
Management fees	0.34%(3)	0.34%(3)	0.34%(3)	0.10%	0.10%	0.10%	None(4)	None(4)	None(4)
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Other expenses	0.47%	0.48%	0.43%	0.28%	0.33%	0.28%	0.28%	0.34%	0.27%
Acquired fund fees and expenses	0.07%	0.07%	0.07%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Total annual fund operating expenses(5)	1.13%	1.89%	0.84%	1.09%	1.89%	0.84%	0.99%	1.80%	0.73%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(7)	0.00%(7)	0.00%(7)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.13%	1.89%	0.84%	1.09%(6)	1.89%(6)	0.84%(6)	0.99%(7)	1.80%(7)	0.73%(7)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford AARP Balanced Retirement Fund (Acquired Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5
Management fees	0.34%(3)	0.34%(3)	0.34%(3)	0.10%	0.10%	0.10%	None(4)	None(4)	None(4)
Distribution and service (12b-1) fees	0.50%	0.25%	None	0.50%	0.25%	None	0.50%	0.25%	None
Other expenses	0.54%	0.48%	0.44%	0.39%	0.34%	0.28%	0.36%	0.31%	0.25%
Acquired fund fees and expenses	0.07%	0.07%	0.07%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Total annual fund operating expenses(5)	1.45%	1.14%	0.85%	1.45%	1.15%	0.84%	1.32%	1.02%	0.71%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.01%(6)	0.01%(6)	0.00%(6)	0.00%(7)	0.00%(7)	0.00%(7)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.45%	1.14%	0.85%	1.44%(6)	1.14%(6)	0.84%(6)	1.32%(7)	1.02%(7)	0.71%(7)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford AARP Balanced Retirement Fund (Acquired Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund)			The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R6	Y	F	R6	Y	F	R6	Y	F
Management fees	0.34%(3)	0.34%(3)	0.34%(3)	0.10%	0.10%	0.10%	None(4)	None(4)	None(4)
Distribution and service (12b-1) fees	None	None	None	None	None	None	None	None	None
Other expenses	0.32%	0.43%	0.32%	0.18%(8)	0.28%(8)	0.18%	0.15%(8)	0.25%(8)	0.15%
Acquired fund fees and expenses	0.07%	0.07%	0.07%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Total annual fund operating expenses(5)	0.73%	0.84%	0.73%	0.74%	0.84%	0.74%	0.61%	0.71%	0.61%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(7)	0.00%(7)	0.00%(7)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.73%	0.84%	0.73%	0.74%(6)	0.84%(6)	0.74%(6)	0.61%(7)	0.71%(7)	0.61%(7)
(1) Reflects pro forma amounts following the Reorganization.
(2) Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(3) “Management fees” of the Acquired Fund may vary based on the percentage of the Acquired Fund’s assets that is invested in one or more investment companies for which Hartford Funds Management Company, LLC (the “Investment Manager”) or its affiliates serves as investment manager (“Affiliated Funds”). The Acquired Fund does not pay a management fee for the portion of the Acquired Fund’s assets invested in the Affiliated Funds.
(4) “Management fees” of the Acquiring Fund have been restated to reflect the contractual management fee that will be in effect upon the closing of the Reorganization.
(5) With respect to each Fund, “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report or semi-annual report in the financial highlights table for the applicable period, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the annual report and semi-annual report in the financial highlights table for the applicable period also does not reflect any restated expenses.
(6) The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses of the Acquiring Fund as follows: 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), 0.84% (Class R6), 0.84% (Class Y), and 0.84% (Class F). This contractual arrangement will remain in effect until the closing of the Reorganization. Please see note 7 below for the expense limitation arrangement that will become effective upon the closing of the Reorganization.
(7) Effective upon the closing of the Reorganization, the Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses of the Acquiring Fund as follows: 1.13% (Class A), 1.89% (Class C), 0.84% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), 0.73% (Class R6), 0.84% (Class Y), and 0.73% (Class F). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
(8) “Other expenses” for Class R6 and Y shares of the Acquiring Fund are estimated for the current fiscal year.

Example
The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. With respect to each Fund, the examples also assume that:
●
Your investment has a 5% return each year.
●
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and/or expense reimbursement arrangements reflected in the tables above for only the first year).
●
You reinvest all dividends and distributions.
The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization, which will be borne by HFMC and not the Funds, or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
Hartford AARP Balanced Retirement Fund (Acquired Fund)	$560	$292	$86	$793	$594	$268	$1,044	$1,021	$466	$1,763	$2,212	$1,037
The Hartford Conservative Allocation Fund (Acquiring Fund)	$655	$292	$86	$878	$594	$268	$1,118	$1,021	$466	$1,806	$2,212	$1,037
The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)	$645	$283	$75	$848	$566	$233	$1,067	$975	$406	$1,696	$2,116	$906

	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
Hartford AARP Balanced Retirement Fund (Acquired Fund)	$148	$116	$87	$459	$362	$271	$792	$628	$471	$1,735	$1,386	$1,049
The Hartford Conservative Allocation Fund (Acquiring Fund)	$147	$116	$86	$458	$364	$268	$791	$632	$466	$1,734	$1,397	$1,037
The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)	$134	$104	$73	$418	$325	$227	$723	$563	$395	$1,590	$1,248	$883

	Year 1			Year 3			Year 5			Year 10
Share Classes	R6	Y	F	R6	Y	F	R6	Y	F	R6	Y	F
Hartford AARP Balanced Retirement Fund (Acquired Fund)	$75	$86	$75	$233	$268	$233	$406	$466	$406	$906	$1,037	$906
The Hartford Conservative Allocation Fund (Acquiring Fund)	$76	$86	$76	$237	$268	$237	$411	$466	$411	$918	$1,037	$918
The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)	$62	$73	$62	$195	$227	$195	$340	$395	$340	$762	$883	$762
(1) Reflects pro forma amounts following the Reorganization.
You would pay the following expenses if you did not redeem your shares:
	Year 1	Year 3	Year 5	Year 10
Share Classes	C	C	C	C
Hartford AARP Balanced Retirement Fund (Acquired Fund)	$192	$594	$1,021	$2,212
The Hartford Conservative Allocation Fund (Acquiring Fund)	$192	$594	$1,021	$2,212
The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(1)	$183	$566	$975	$2,116
(1) Reflects pro forma amounts following the Reorganization.

Portfolio Turnover
The Acquired Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Acquiring Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Acquiring Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year ended on October 31, 2023, the portfolio turnover rate for the Acquired Fund was 20% of the average value of its portfolio. During the most recent fiscal year ended on October 31, 2023, the portfolio turnover rate for the Acquiring Fund was 19% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2024, the portfolio turnover rate for the Acquired Fund was 10% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2024, the portfolio turnover rate for the Acquiring Fund was 8% of the average value of its portfolio.

REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION
The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on June 11, 2024. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved the Reorganization as set forth in the Plan. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel.
The Company’s Board considered all factors deemed pertinent in its business judgment, including the following:
●
The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the Funds’ assets in the Reorganization.
●
The Funds have similar investment objectives. However, unlike the Acquired Fund, the Acquiring Fund does not seek to mitigate downside risk as part of its investment objective. The Acquired Fund seeks long-term total return while seeking to mitigate downside risk while the Acquiring Fund seeks current income and long-term capital appreciation. Each Fund’s investment objective is non-fundamental, meaning that it can be changed by the Board without shareholder approval. The Acquired Fund and the Acquiring Fund have the same fundamental investment policies.
●
The Acquired Fund and the Acquiring Fund have some similar principal investment strategies and principal risks, but there are some differences, as explained above. See “SYNOPSIS –  Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions.” HFMC believes that the similarities between the Funds outweigh the differences.
●
The Acquiring Fund has outperformed the Acquired Fund over the year-to-date, 1-year and 5-year time periods ending April 30, 2024.
●
The Acquiring Fund will be the survivor of the Reorganization for accounting and performance purposes.
●
Effective upon the closing of the Reorganization, the contractual investment management fee for the Acquiring Fund will be eliminated. Accordingly, shareholders of the Acquired Fund will not experience a management fee increase as a result of the Reorganization. It is also anticipated that the gross and net annual fund operating expenses of each share class of the Combined Fund immediately after the Reorganization will be lower than the gross and net annual fund operating expenses of each corresponding share class of the Acquired Fund immediately prior to the Reorganization.
●
The Acquired Fund and the Acquiring Fund have the same investment manager, HFMC, and unlike the Acquired Fund, the Acquiring Fund does not currently retain a sub-adviser. HFMC would continue to serve as the investment manager to the Acquiring Fund after the Reorganization and the Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.
●
The Board considered the terms and conditions of the Plan, including that the Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION - The Agreement and Plan of Reorganization.”
●
The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION –  Tax Considerations.”
●
HFMC anticipates continued net outflows from the Acquired Fund.

●
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses, stamp taxes (if any), and other similar transaction costs and security registration costs, which will be borne by the respective Fund, as applicable.
●
The Board considered that all of the assets of the Acquired Fund, except any positions in Underlying Funds, would be sold in connection with the Reorganization and information regarding the estimated costs associated with the sale of such assets. The Acquired Fund may be required to distribute capital gains to its shareholders as a result of such sales, although as of April 30, 2024, the Acquired Fund would not need to distribute to its shareholders any capital gains.
●
The Board considered the size of each Fund and the nature of the Acquired Fund’s shareholder base.
●
The Board considered the share class structure of the Acquired Fund and the Acquiring Fund, including that shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund. The Board also considered that Class R6 and Class Y shares of the Acquiring Fund will commence operations upon the closing of the Reorganization if there are shareholders in the corresponding class of the Acquired Fund as of the Valuation Time.
●
The Reorganization does not require shareholder approval.
●
HFMC believes that the Reorganization provides a better resolution for the Acquired Fund as compared to other options, such as allowing the Acquired Fund to continue to operate, merging the Acquired Fund into other funds (including that the Acquiring Fund is a better merger candidate than other Hartford mutual funds identified as potential merger candidates), or liquidating the Acquired Fund.
●
Shareholders of the Acquired Fund will have the opportunity to exchange their Acquired Fund shares for shares of another Hartford mutual fund before the Reorganization takes place and without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.
●
The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings, resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization.

MANAGEMENT OF THE FUNDS
The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. As of March 31, 2024, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $134 billion in discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser with respect to the Acquired Fund. HFMC is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
The chart below compares the contractual management fee of the Acquired Fund and the Acquiring Fund. The rates set forth below for the Acquiring Fund are the contractual rates that will be effective as of the closing of the Reorganization. The contractual management fees set forth below are accrued daily and paid monthly, equal on an annual basis to a stated percentage of such Fund’s average daily net assets.
Acquired Fund
Average Daily Net Assets (Excluding assets invested in investment companies for which the Investment Manager or its affiliates serves as investment manager (“Affiliated Funds”))	Annual Rate
First $1 billion	0.3900%
Next $4 billion	0.3800%
Amount Over $5 billion	0.3750%

Average Daily Net Assets Invested in Affiliated Funds	Annual Rate
All Assets invested in Affiliated Funds	0.0000%
Acquiring Fund*
Average Daily Net Assets	Annual Rate
All Assets	None
*
Until the closing of the Reorganization, the management fee set forth in the investment management agreement with respect to the Acquiring Fund is as follows: 0.1000% of the first $500 million, 0.0950% of the next $500 million, 0.0900% of the next $1.5 billion, 0.0800% of the next $2.5 billion, 0.0700% of the next $2.5 billion, 0.0600% of the next $2.5 billion, and 0.0500% in excess of $10 billion annually of the Acquiring Fund’s average daily net assets.
For the fiscal year ended October 31, 2023, each Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee
Acquired Fund	0.32%
Acquiring Fund	0.10%
HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Acquired Fund. For such services, Wellington Management receives compensation from HFMC, not the Acquired Fund. A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the sub-adviser with respect to the Acquired Fund, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2023.
“Manager of Managers” Structure
The Investment Manager and the Acquired Fund rely on an exemptive order (the “Order”) from the SEC under which the Acquired Fund operates pursuant to a “Manager of Managers” structure. The Investment Manager may rely on the Order for the Acquiring Fund, but does not currently do so. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of the Acquired Fund have approved the operation of the Acquired Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of the Acquiring Fund have approved the operation of the Acquiring Fund under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
AARP Non-Affiliation Disclaimer
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
The Investment Sub-Adviser
Wellington Management serves as a sub-adviser to the Acquired Fund and performs the daily investment of the assets for the Acquired Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund.
Acquired Fund
Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and previously served as a portfolio manager to the Fund from August 13, 2015 through July 9, 2019 when the Fund pursued a different investment objective and principal investment strategy. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.
Acquiring Fund
Vernon J. Meyer, CFA, Managing Director and Chief Investment Officer of the Investment Manager, has overseen the management of the Conservative Allocation Fund since 2015. Mr. Meyer has over 36 years of asset management experience. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.
Allison Mortensen, CFA, Head of Multi-Asset Solutions and Managing Director of Hartford Funds and Vice President of the Investment Manager, has served as portfolio manager of the Conservative Allocation Fund since 2015. Ms. Mortensen joined the Investment Manager in 2015. Ms. Mortensen has over 29 years of asset management experience. Prior to joining the Investment Manager, Ms. Mortensen served as a Senior Portfolio Manager at Aberdeen Asset Management, Inc. (formerly, Gartmore Global Investments) from 2004 to 2015. In this role, Ms. Mortensen developed and oversaw multi-asset, multi manager asset allocation strategies, and was responsible for dynamic asset allocation, portfolio construction and manager selection.

James S. Glendon, CFA, Portfolio Manager at Hartford Funds, has served as a portfolio manager of the Conservative Allocation Fund since 2022. Mr. Glendon joined the Investment Manager in 2016. Mr. Glendon has over 14 years of asset management experience. Prior to joining the Investment Manager, Mr. Glendon served as a Senior Analyst for FedEx Corporation’s employee pension plan from 2014 to 2016. In this role, Mr. Glendon was responsible for asset allocation, manager oversight, and portfolio construction. Prior to this, he was involved in loan trading at Vining Sparks and institutional client relations at SouthernSun Asset Management, an equity investment management firm.
The portfolio managers to the Acquiring Fund are expected to serve as the portfolio managers for the Combined Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

PERFORMANCE OF THE FUNDS
The performance information below indicates the risks of investing in each Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com.
With respect to each Fund, the returns in the bar chart and table:
●
Assume reinvestment of all dividends and distributions
●
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
With respect to each Fund, the bar chart:
●
Shows how the Fund’s total return has varied from year to year
●
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
●
Shows the returns of the Fund’s Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
The table following each Fund’s bar chart shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmarks are calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Acquired Fund
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.90%	June 30, 2020
Worst Quarter Return	-10.30%	March 31, 2020

The year-to-date return for the Acquired Fund’s Class A shares (excluding sales charges) as of June 30, 2024 was 0.62%.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(4/30/2014)
Class A – Return Before Taxes	0.48%	3.35%	2.60%
– Return After Taxes on Distributions	-0.12%	2.32%	1.17%
– Return After Taxes on Distributions and Sale of Fund Shares	0.43%	2.25%	1.44%
Share Classes (Return Before Taxes)
Class C	3.43%	3.54%	2.35%
Class I	5.46%	4.58%	3.33%
Class R3	4.95%	4.12%	2.90%
Class R4	5.33%	4.41%	3.15%
Class R5	5.61%	4.63%	3.33%
Class R6*	5.72%	4.72%	3.43%
Class Y	5.74%	4.65%	3.40%
Class F*	5.76%	4.75%	3.43%
70% Bloomberg US Aggregate Bond Index/ 30% MSCI ACWI Index (Net)	10.39%	4.45%	3.67%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.59%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.72%	7.98%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
The Acquiring Fund
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.45%	June 30, 2020
Worst Quarter Return	-9.81%	March 31, 2020

The year-to-date return for the Acquiring Fund’s Class A shares (excluding sales charges) as of June 30, 2024 was 4.38%.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.60%	3.19%	2.20%
– Return After Taxes on Distributions	2.66%	2.28%	1.27%
– Return After Taxes on Distributions and Sale of Fund Shares	2.24%	2.21%	1.41%
Share Classes (Return Before Taxes)
Class C	7.85%	3.53%	1.99%
Class I	9.91%	4.59%	3.04%
Class R3	9.25%	3.98%	2.45%
Class R4	9.61%	4.28%	2.76%
Class R5	10.03%	4.61%	3.07%
Class R6*	9.91%	4.59%	3.04%
Class Y*	9.91%	4.59%	3.04%
Class F*	10.12%	4.71%	3.12%
65% Bloomberg US Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)	11.46%	5.40%	4.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
*
As of December 31, 2023, Class R6 and Class Y have not commenced operations and performance is that of the Fund’s Class I shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg US Aggregate Bond Index is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The MSCI ACWI ex USA Index is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
The MSCI ACWI Index is designed to capture large and mid cap securities across developed markets and emerging market countries.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Investment Manager.
The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to the Investment Manager is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to the Investment Manager or the Funds. Bloomberg has no obligation to take the needs of the Investment Manager or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds’ customers, in connection with the administration, marketing or trading of the Funds.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding Blended Benchmarks that Include an MSCI Index. The blended returns are calculated by the Investment Manager and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor,” “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third-party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
Performance Notes
Acquired Fund. Effective July 10, 2019, the Acquired Fund changed its name, investment objective, principal investment strategy, and benchmarks. Performance prior to July 10, 2019, reflects the Acquired Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
Acquiring Fund. Performance information prior to December 1, 2015 includes performance of the Acquiring Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
The Agreement and Plan of Reorganization
The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.
After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the Valuation Time.
Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.
Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.
The Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in APPENDIX A, which qualifies in its entirety the foregoing summary of the Plan.
Tax Considerations
The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:
(1)
the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);
(2)
the shareholders of the Acquired Fund (“Shareholders”) will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;
(3)
the Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
(4)
the Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;
(5)
the Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;
(6)
the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;
(7)
the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;
(8)
the Acquiring Fund’s basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund’s basis in the assets immediately before the Reorganization; and

(9)
the Acquiring Fund’s holding period in the Acquired Fund’s assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).
Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.
Prior to or at the completion of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, legal counsel to the Company, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Shareholder that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.
At October 31, 2023 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:
Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Acquired Fund*	$22,987,519	$4,442,924
Acquiring Fund	-	$1,712,216
*
Future utilization of losses is subject to limitation under the current tax law.
The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from this. The Acquiring Fund’s ability to use its own capital loss carryovers from prior to the Reorganization to offset gains of the Acquiring Fund in a given year after the Reorganization may also be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Further, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.
As of April 30, 2024, the Acquired Fund would not need to distribute to its shareholders any capital gains. This estimate factors into account anticipated redemptions of Acquired Fund shares that are expected to occur prior to the Reorganization. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes.
Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees, which will be borne by the respective Fund.
Accounting Survivor
The Acquiring Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Capitalization of the Funds
The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming the Reorganization occurred as of July 31, 2024. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of July 31, 2024. These numbers may differ as of the Closing Date of the Reorganization.
	Hartford AARP Balanced Retirement Fund (Acquired Fund)	The Hartford Conservative Allocation Fund (Acquiring Fund)	Pro Forma Adjustments(1)	The Hartford Conservative Allocation Fund (Acquiring Fund) Pro Forma(2)
Net Assets
Class A	$48,021,887	$85,664,527	$0	$133,686,414
Class C	$3,926,327	$4,366,823	$0	$8,293,150
Class I	$6,644,559	$2,421,543	$0	$9,066,102
Class R3	$320,589	$1,538,465	$0	$1,859,054
Class R4	$143,955	$583,233	$0	$727,188
Class R5	$10,224	$1,489,302	$0	$1,499,526
Class R6	$12,341	n/a(3)	$0	$12,341
Class Y	$1,465,461	n/a(3)	$0	$1,465,461
Class F	$130,872	$166,623	$0	$297,495
Total Net Assets	$60,676,215	$96,230,516	$0	$156,906,731
Shares Outstanding
Class A	5,231,774	7,675,105	(928,738)	11,978,141
Class C	426,303	394,713	(71,301)	749,715
Class I	725,403	216,585	(131,078)	810,910
Class R3	34,898	138,115	(6,120)	166,893
Class R4	15,771	52,423	(2,837)	65,357
Class R5	1,121	133,407	(205)	134,323
Class R6	1,350	n/a(3)	(246)	1,104
Class Y	161,058	n/a(3)	(29,980)	131,078
Class F	14,423	14,890	(2,728)	26,585
Net Asset Value Per Share
Class A	$9.18	$11.16	-	$11.16
Class C	$9.21	$11.06	-	$11.06
Class I	$9.16	$11.18	-	$11.18
Class R3	$9.19	$11.14	-	$11.14
Class R4	$9.13	$11.13	-	$11.13
Class R5	$9.12	$11.16	-	$11.16
Class R6	$9.14	n/a(3)	-	$11.18
Class Y	$9.10	n/a(3)	-	$11.18
Class F	$9.07	$11.19	-	$11.19
(1) HFMC and not the Funds will bear the costs of the Reorganization as described above (which do not include brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees). Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of July 31, 2024 relative to the net asset value of the Acquiring Fund. The Reorganization is expected to be completed after close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company), at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2) Reflects pro forma amounts following the Reorganization.
(3) Classes R6 and Y of the Acquiring Fund will commence operations upon the closing of the Reorganization if there are shareholders in the corresponding class of the Acquired Fund as of the Valuation Date. Class R6 shares of the Acquired Fund were closed to new investors as of July 19, 2024. As of July 31, 2024, Hartford Funds Management Company, LLC is the only shareholder in Class R6 shares of the Acquired Fund. It is anticipated that Hartford Funds Management Company, LLC will redeem out its shares as of the Valuation Date and Class R6 of the Acquiring Fund will not commence operations.
Form of Organization
The Acquired Fund and the Acquiring Fund are each series of the Company. The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by its Board, which currently consists of nine (9) directors, eight (8) of whom are not “interested persons” (as defined in the 1940 Act).

GENERAL INFORMATION
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as the Independent Registered Public Accounting Firm for each Fund for its fiscal year ended October 31, 2023. PwC was responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about each Fund in its annual report dated October 31, 2023 and its semi-annual report dated April 30, 2024, which are available free of charge on the Funds’ website at hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Share Ownership
As of July 31, 2024, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of the Acquired Fund’s shares. As of July 31, 2024, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of the Acquiring Fund’s shares. As of July 31, 2024, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B. As of July 31, 2024, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Funds’ investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past four fiscal years has been derived from the financial statements audited by PricewaterhouseCoopers LLP, each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. The information for the fiscal year ended October 31, 2019 was audited by another independent registered public accounting firm. The information for the six-month period ending April 30, 2024 for each Fund is unaudited. Footnotes are located on the last page of these financial highlights.
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustm- ents(3)(4)	Ratio of Expenses to Average Net Assets After Adjustm- ents(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund (Acquired Fund)
For the Six-Month Period Ended April 30, 2024 (Unaudited)
A	$8.29	$0.12	$0.49	$0.61	$ (0.11)	$ —	$ —	$ (0.11)	$8.79	7.39%(5)	$48,181	1.17%(6)	1.03%(6)	2.70%(6)	10%
C	8.32	0.09	0.50	0.59	(0.08)	—	—	(0.08)	8.83	7.04(5)	4,063	1.94(6)	1.79(6)	1.94(6)	10
I	8.28	0.13	0.49	0.62	(0.13)	—	—	(0.13)	8.77	7.45(5)	6,675	0.88(6)	0.74(6)	3.00(6)	10
R3	8.30	0.11	0.49	0.60	(0.10)	—	—	(0.10)	8.80	7.25(5)	323	1.48(6)	1.28(6)	2.44(6)	10
R4	8.25	0.12	0.50	0.62	(0.12)	—	—	(0.12)	8.75	7.47(5)	140	1.17(6)	0.98(6)	2.76(6)	10
R5	8.24	0.13	0.49	0.62	(0.13)	—	—	(0.13)	8.73	7.55(5)	10	0.87(6)	0.66(6)	3.06(6)	10
R6	8.26	0.14	0.49	0.63	(0.14)	—	—	(0.14)	8.75	7.59(5)	12	0.76(6)	0.56(6)	3.23(6)	10
Y	8.22	0.13	0.50	0.63	(0.13)	—	—	(0.13)	8.72	7.69(5)	1,478	0.86(6)	0.65(6)	3.09(6)	10
F	8.21	0.14	0.48	0.62	(0.14)	—	—	(0.14)	8.69	7.52(5)	61	0.76(6)	0.56(6)	3.19(6)	10
For the Year Ended October 31, 2023
A	$8.79	$0.24	$ (0.25)	$ (0.01)	$ (0.43)	$ —	$ (0.06)	$ (0.49)	$8.29	(0.36)%	$50,899	1.00%	0.87%	2.67%	20%
C	8.81	0.17	(0.25)	(0.08)	(0.36)	—	(0.05)	(0.41)	8.32	(1.09)	4,612	1.76	1.62	1.91	20
I	8.78	0.26	(0.24)	0.02	(0.46)	—	(0.06)	(0.52)	8.28	(0.02)	7,122	0.71	0.57	2.97	20
R3	8.80	0.22	(0.26)	(0.04)	(0.40)	—	(0.06)	(0.46)	8.30	(0.61)	435	1.32	1.09	2.45	20
R4	8.75	0.24	(0.25)	(0.01)	(0.43)	—	(0.06)	(0.49)	8.25	(0.28)	130	1.02	0.79	2.75	20
R5	8.75	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.24	(0.02)	9	0.72	0.46	3.10	20
R6	8.77	0.28	(0.25)	0.03	(0.47)	—	(0.07)	(0.54)	8.26	0.10	12	0.61	0.36	3.18	20
Y	8.73	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.22	(0.02)	1,776	0.69	0.46	3.07	20
F	8.71	0.28	(0.24)	0.04	(0.47)	—	(0.07)	(0.54)	8.21	0.22	57	0.61	0.36	3.18	20
For the Year Ended October 31, 2022
A	$10.03	$0.22	$ (1.21)	$ (0.99)	$ (0.25)	$ —	$ —	$ (0.25)	$8.79	(10.07)%	$60,961	0.95%	0.86%	2.29%	52%
C	10.05	0.15	(1.22)	(1.07)	(0.17)	—	—	(0.17)	8.81	(10.76)	6,618	1.71	1.61	1.54	52
I	10.02	0.25	(1.21)	(0.96)	(0.28)	—	—	(0.28)	8.78	(9.79)	9,029	0.66	0.56	2.58	52
R3	10.04	0.20	(1.21)	(1.01)	(0.23)	—	—	(0.23)	8.80	(10.27)	500	1.27	1.08	2.07	52
R4	9.99	0.23	(1.21)	(0.98)	(0.26)	—	—	(0.26)	8.75	(10.03)	144	0.98	0.78	2.37	52
R5	9.99	0.29	(1.24)	(0.95)	(0.29)	—	—	(0.29)	8.75	(9.71)	9	0.67	0.44	2.93	52
R6	10.01	0.27	(1.21)	(0.94)	(0.30)	—	—	(0.30)	8.77	(9.60)	12	0.56	0.35	2.79	52
Y	9.97	0.26	(1.21)	(0.95)	(0.29)	—	—	(0.29)	8.73	(9.73)	1,618	0.65	0.45	2.70	52
F	9.95	0.26	(1.20)	(0.94)	(0.30)	—	—	(0.30)	8.71	(9.66)	56	0.56	0.35	2.76	52
For the Year Ended October 31, 2021
A	$9.01	$0.12	$1.10	$1.22	$ (0.20)	$ —	$ —	$ (0.20)	$10.03	13.60%	$76,009	0.86%	0.83%	1.24%	23%
C	9.03	0.04	1.11	1.15	(0.13)	—	—	(0.13)	10.05	12.74	9,060	1.62	1.58	0.45	23
I	8.99	0.15	1.11	1.26	(0.23)	—	—	(0.23)	10.02	14.08	11,235	0.58	0.53	1.53	23
R3	9.01	0.10	1.11	1.21	(0.18)	—	—	(0.18)	10.04	13.46	789	1.19	1.07	0.99	23
R4	8.97	0.12	1.11	1.23	(0.21)	—	—	(0.21)	9.99	13.75	249	0.89	0.77	1.26	23
R5	8.97	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.99	14.13	731	0.59	0.45	1.61	23
R6	8.99	0.17	1.10	1.27	(0.25)	—	—	(0.25)	10.01	14.21	13	0.47	0.34	1.74	23
Y	8.95	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.97	14.16	1,951	0.57	0.45	1.61	23
F	8.93	0.17	1.10	1.27	(0.25)	—	—	(0.25)	9.95	14.31	156	0.48	0.35	1.73	23
For the Year Ended October 31, 2020
A	$9.20	$0.15	$ (0.15)	$0.00(7)	$ (0.19)	$ —	$ —	$ (0.19)	$9.01	(0.05)%	$70,601	1.01%	0.77%	1.70%	104%(8)
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	104(8)
I	9.20	0.19	(0.18)	0.01	(0.22)	—	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	104(8)
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	104(8)

FINANCIAL HIGHLIGHTS
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustm- ents(3)(4)	Ratio of Expenses to Average Net Assets After Adjustm- ents(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	104(8)
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	104(8)
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	104(8)
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	104(8)
F	9.13	0.20	(0.17)	0.03	(0.23)	—	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	104(8)
For the Year Ended October 31, 2019
A	$9.08	$0.27	$0.40	$0.67	$ (0.55)	$ —	$ —	$ (0.55)	$9.20	7.95%	$83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6(9)	8.93	0.21	0.27	0.48	(0.22)	—	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
The Hartford Conservative Allocation Fund (Acquiring Fund)
For the Six-Month Period Ended April 30, 2024 (Unaudited)
A	$9.82	$0.17	$0.83	$1.00	$ (0.27)	$ —	$ —	$ (0.27)	$10.55	10.16%(5)	$81,435	0.63%(6)	0.63%(6)	3.16%(6)	8%
C	9.73	0.12	0.82	0.94	(0.19)	—	—	(0.19)	10.48	9.62(5)	4,228	1.44(6)	1.44(6)	2.30(6)	8
I	9.85	0.18	0.83	1.01	(0.29)	—	—	(0.29)	10.57	10.31(5)	2,271	0.38(6)	0.38(6)	3.42(6)	8
R3	9.81	0.15	0.82	0.97	(0.24)	—	—	(0.24)	10.54	9.90(5)	1,400	0.97(6)	0.97(6)	2.82(6)	8
R4	9.80	0.16	0.83	0.99	(0.27)	—	—	(0.27)	10.52	10.14(5)	539	0.68(6)	0.68(6)	3.06(6)	8
R5	9.84	0.18	0.83	1.01	(0.30)	—	—	(0.30)	10.55	10.33(5)	1,370	0.38(6)	0.38(6)	3.43(6)	8
F	9.86	0.18	0.83	1.01	(0.30)	—	—	(0.30)	10.57	10.31(5)	158	0.27(6)	0.27(6)	3.51(6)	8
For the Year Ended October 31, 2023
A	$9.80	$0.23	$0.04	$0.27	$ (0.21)	$ (0.04)	$ —	$ (0.25)	$9.82	2.72%	$80,253	0.63%	0.62%	2.25%	19%
C	9.70	0.15	0.05	0.20	(0.13)	(0.04)	—	(0.17)	9.73	2.07	5,145	1.41	1.41	1.46	19
I	9.82	0.25	0.05	0.30	(0.23)	(0.04)	—	(0.27)	9.85	3.08	1,918	0.37	0.37	2.51	19
R3	9.79	0.19	0.05	0.24	(0.18)	(0.04)	—	(0.22)	9.81	2.47	1,206	0.98	0.98	1.86	19
R4	9.79	0.22	0.04	0.26	(0.21)	(0.04)	—	(0.25)	9.80	2.67	518	0.68	0.68	2.17	19
R5	9.83	0.25	0.04	0.29	(0.24)	(0.04)	—	(0.28)	9.84	2.97	1,228	0.38	0.38	2.51	19
F	9.83	0.27	0.04	0.31	(0.24)	(0.04)	—	(0.28)	9.86	3.18	144	0.27	0.27	2.62	19
For the Year Ended October 31, 2022
A	$12.14	$0.22	$ (2.01)	$ (1.79)	$ (0.19)	$ (0.36)	$ —	$ (0.55)	$9.80	(15.43)%	$92,732	0.60%	0.59%	2.01%	50%
C	12.04	0.13	(2.01)	(1.88)	(0.10)	(0.36)	—	(0.46)	9.70	(16.20)	5,756	1.38	1.38	1.21	50
I	12.17	0.24	(2.01)	(1.77)	(0.22)	(0.36)	—	(0.58)	9.82	(15.26)	1,726	0.34	0.34	2.27	50
R3	12.15	0.18	(2.02)	(1.84)	(0.16)	(0.36)	—	(0.52)	9.79	(15.80)	1,554	0.96	0.96	1.68	50
R4	12.15	0.21	(2.01)	(1.80)	(0.20)	(0.36)	—	(0.56)	9.79	(15.55)	532	0.66	0.66	1.92	50
R5	12.19	0.24	(2.01)	(1.77)	(0.23)	(0.36)	—	(0.59)	9.83	(15.24)	1,187	0.36	0.36	2.25	50
F	12.18	0.26	(2.02)	(1.76)	(0.23)	(0.36)	—	(0.59)	9.83	(15.17)	142	0.24	0.24	2.37	50
For the Year Ended October 31, 2021
A	$10.99	$0.11	$1.21	$1.32	$ (0.17)	$ —	$ —	$ (0.17)	$12.14	12.13%	$123,369	0.58%	0.58%	0.89%	14%
C	10.90	0.02	1.21	1.23	(0.09)	—	—	(0.09)	12.04	11.29	8,208	1.37	1.37	0.14	14
I	11.01	0.14	1.22	1.36	(0.20)	—	—	(0.20)	12.17	12.48	2,188	0.32	0.32	1.14	14
R3	11.00	0.06	1.23	1.29	(0.14)	—	—	(0.14)	12.15	11.84	2,344	0.95	0.95	0.50	14
R4	11.00	0.10	1.23	1.33	(0.18)	—	—	(0.18)	12.15	12.17	684	0.64	0.64	0.87	14
R5	11.04	0.13	1.24	1.37	(0.22)	—	—	(0.22)	12.19	12.47	1,452	0.35	0.35	1.13	14
F	11.03	0.16	1.21	1.37	(0.22)	—	—	(0.22)	12.18	12.48	169	0.23	0.23	1.31	14
For the Year Ended October 31, 2020
A	$10.83	$0.17	$0.26	$0.43	$ (0.27)	$ —	$ —	$ (0.27)	$10.99	4.04%	$110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
For the Year Ended October 31, 2019
A	$10.23	$0.31	$0.60	$0.91	$ (0.31)	$ —	$ —	$ (0.31)	$10.83	9.28%	$105,569	0.60%	0.59%	3.02%	38%

FINANCIAL HIGHLIGHTS
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustm- ents(3)(4)	Ratio of Expenses to Average Net Assets After Adjustm- ents(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)
Not annualized.
(6)
Annualized.
(7)
Per share amount is less than $0.005.
(8)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(9)
Commenced operations on February 28, 2019.
(10)
Reserved.
(11)
Reserved.
(12)
Reserved.
(13)
Reserved.

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of October 2024, among The Hartford Mutual Funds, Inc. (the “Company”), a Maryland corporation, with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of its series, The Hartford Conservative Allocation Fund (the “Acquiring Fund”); the Company, on behalf of its series, Hartford AARP Balanced Retirement Fund (the “Acquired Fund”); and Hartford Funds Management Company, LLC (for purposes of Section 10.2 only of this Agreement).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund set forth on Exhibit A (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund set forth on Exhibit A (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest (taking into account assets held directly and portfolio assets held indirectly through investments in underlying funds);
WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. REORGANIZATION
1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).
1.2. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
1.4. Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.
1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.
1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2. VALUATION
2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date (“Valuation Time”), after the declaration and payment of any dividends and/or other distributions on that date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.
2.2. The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.
2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.
2.4. All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall take place on [ ], 2024, or such other date to be determined by an officer of the Company or as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Company or such other place as determined by an officer of the Company.

3.2. Prior to the Closing Date, the Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3. The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Valuation Time. An officer of the Transfer Agent shall confirm as soon as practicable after the close of business on the Closing Date, that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.
3.4. In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In the event that on the Closing Date, HFMC determines that a delay in the Closing Date is in the best interests of the Acquired Fund shareholders due to market conditions or other similar issues, the Closing Date shall be postponed to such other date as the parties may agree.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;
(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i) The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2023, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, included in its report dated December 22, 2023, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j) The unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights of the Acquired Fund for the six months ended April 30, 2024 present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(k) Since April 30, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(l) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;
(n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
(o) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(p) The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and
(q) The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;
(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;
(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;
(g) The Statement of Assets and Liabilities of the Acquiring Fund as of October 31, 2023, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by PwC, independent registered public accounting firm, included in its report dated December 22, 2023, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(h) The unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights of the Acquiring Fund for the six months ended April 30, 2024 present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(i) Since April 30, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
(j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;
(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
(m) The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;
(o) The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and
(p) The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Fund’s portfolio.
5.2. The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4. The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(q) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.5. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.6. The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Acquired Fund of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Acquiring Fund of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.
5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and
6.4. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;
7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;
7.5. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and
7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;
8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
8.5. The Company shall have received the opinion of counsel substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.
9. INDEMNIFICATION
9.1. The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.
9.2. The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.
10. BROKERAGE FEES AND EXPENSES
10.1. The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2. The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, and accounting fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
11.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.
11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.
12. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.
14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF
HARTFORD AARP BALANCED RETIREMENT FUND

By: ________________________________
Name:
Title:

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF
THE HARTFORD CONSERVATIVE ALLOCATION FUND

By: ________________________________
Name:
Title:

With respect to Paragraph 10.2 of this Agreement,
Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By: ________________________________
Name:
Title:

EXHIBIT A
Acquired Fund Share Class	Corresponding Acquiring Fund Share Class
A	A
C	C
I	I
R3	R3
R4	R4
R5	R5
R6	R6*
Y	Y*
F	F
* Class R6 shares and Class Y shares of the Acquiring Fund will commence operations upon the closing of the Reorganization if there are shareholders in the corresponding class of the Acquired Fund as of the Valuation Date.

APPENDIX B: 5% RECORD OWNERS OF FUND SHARES AS OF JULY 31, 2024
To the knowledge of the Funds, as of July 31, 2024, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquiring Fund or Acquired Fund.
Acquiring Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
[REDACTED] TRUSTEE IND (K) GRIMES IA		7.31%
ASCENSUS TRUST COMPANY FBO HAIR EXCLUSIVE INDIVIDUAL 401K PLAN FARGO ND				10.64%
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND					10.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			14.54%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	36.22%	6.47%
[REDACTED] TRUSTEE WOLCOTT CT			7.28%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA									8.35%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				83.06%	80.54%	99.99%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT HARTFORD CT	7.04%	11.42%	24.46%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DENVER CO					8.75%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.69%	16.09%	11.96%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		9.71%	6.93%						91.65%
RAYMOND JAMES ST PETERSBURG FL		10.95%	18.55%
UBS WM USA OMNI ACCOUNT M/F WEEHAWKEN NJ			5.24%
WELLS FARGO CLEARING SERVICES LLC EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.31%	15.61%
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.
** May be deemed to control the Acquiring Fund because it owned more than 25% of the outstanding shares of the Acquiring Fund.
Acquired Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
ASCENSUS TRUST COMPANY FBO CAR STAT LLC INDIVIDUAL 401K FARGO ND					40.12%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINTING 401K PLAN FARGO ND					38.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.46%								40.48%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						100.00%	100.00%
B-1

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				68.98%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT HARTFORD CT	12.64%	7.71%	16.64%
MARIL & CO FBO HARTFORD CT								46.09%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				6.05%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL					21.57%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			8.18%	16.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.16%	22.29%	8.83%					37.80%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.63%	5.83%						13.78%	58.68%
RAYMOND JAMES ST PETERSBURG FL	5.04%	41.37%	27.82%
UBS WM USA OMNI ACCOUNT M/F WEEHAWKEN NJ			10.69%
WELLS FARGO CLEARING SERVICES LLC EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.37%		5.31%
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.
B-2

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PART B

The Hartford Mutual Funds, Inc.

690 Lee Road

Wayne, Pennsylvania 19087

Statement of Additional Information

August 19, 2024

This Statement of Additional Information is available to the shareholders of Hartford AARP Balanced Retirement Fund (the “Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to The Hartford Conservative Allocation Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) in exchange for shares of the Acquiring Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information related note, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:

1.

The Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2024, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only;

2.	The Financial Statements of the Acquired Fund and Acquiring Fund as included in their Annual Report filed for the year ended October 31, 2023 (File No. 811-07589); and

3.	The Financial Statements of the Acquired Fund and Acquiring Fund as included in their Semi-Annual Report filed for the semi-annual period ended April 30, 2024 (File No. 811-07589).

This Statement of Additional Information is not a prospectus. A Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated August 19, 2024, relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 219060, Kansas City, MO 64121-9060 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the sub-section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.

Based on the Acquired Fund’s holdings as of April 30, 2024, the Acquired Fund expects to sell approximately 90% of its portfolio in advance of the Reorganization. After the closing of the Reorganization, the resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. A schedule of investments of the Acquired Fund as of April 30, 2024 is included below and is annotated to reflect the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or to the Acquiring Fund’s portfolio following the Reorganization. The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.

Schedule of Investments

April 30, 2024 (Unaudited)

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.1%
Asset-Backed - Automobile - 1.2%
ARI Fleet Lease Trust 5.41%, 02/17/2032	79,480	0	79,216	0
Bank of America Auto Trust 5.74%, 06/15/2028	120,000	0	120,441	0
Chase Auto Owner Trust 5.05%, 10/25/2029	95,000	0	93,676	0
Citizens Auto Receivables Trust
5.26%, 04/15/2031	65,000	0	64,549	0
5.83%, 02/15/2028	55,000	0	55,312	0
GM Financial Automobile Leasing Trust 5.44%, 08/20/2027	30,000	0	29,929	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
GM Financial Consumer Automobile Receivables Trust 5.04%, 09/17/2029	60,000	0	59,328	0
GM Financial Revolving Receivables Trust 5.23%, 12/11/2036	30,000	0	29,384	0
Toyota Auto Receivables Owner Trust 4.63%, 09/15/2027	150,000	0	148,319	0
Toyota Lease Owner Trust 5.26%, 06/20/2028	45,000	0	44,650	0
	729,480	0	724,804	0

Asset-Backed - Finance & Insurance - 0.3%

Cologix Data Centers U.S. Issuer LLC 3.30%, 12/26/2051	190,000	0	172,264	0

Commercial Mortgage-Backed Securities - 7.4%
Bank5
5.78%, 04/15/2056	175,000	0	173,902	0
6.50%, 12/15/2056	150,000	0	153,823	0
Benchmark Mortgage Trust
0.61%, 07/15/2051	851,135	0	11,686	0
1.39%, 03/15/2062	2,650,237	0	130,021	0
1.91%, 07/15/2053	96,142	0	5,831	0
BX Commercial Mortgage Trust 6.71%, 03/15/2041, 1 mo. USD Term SOFR + 1.39%	294,813	0	294,075	0
BX Trust
6.30%, 10/13/2027	100,000	0	97,111	0
6.79%, 10/13/2027	100,000	0	90,194	0
CD Mortgage Trust
1.10%, 02/10/2050	2,660,305	0	51,374	0
2.46%, 08/10/2049	279,909	0	259,645	0
Citigroup Commercial Mortgage Trust 3.46%, 09/15/2048	359,978	0	352,368	0
Commercial Mortgage Trust 3.76%, 08/10/2048	350,000	0	340,067	0
CSMC Trust 3.77%, 11/13/2039	200,000	0	123,000	0
DBGS Mortgage Trust 0.32%, 10/15/2051	1,475,896	0	10,357	0
DBJPM Mortgage Trust
1.55%, 08/10/2049	1,446,787	0	34,743	0
1.82%, 09/15/2053	1,816,268	0	95,218	0
GS Mortgage Securities Trust
3.44%, 11/10/2049	350,000	0	328,999	0
4.11%, 07/10/2051	338,639	0	327,855	0
Hudson Yards Mortgage Trust 3.56%, 07/10/2039	210,000	0	170,955	0

JPMDB Commercial Mortgage Securities Trust 0.74%, 06/15/2051	2,096,317	0	36,038	0
Morgan Stanley Capital I Trust
0.96%, 07/15/2051	819,696	0	21,088	0
1.46%, 06/15/2050	254,128	0	6,229	0
SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037	60,000	0	55,235	0
Starwood Trust
6.46%, 07/15/2036, 1 mo. USD Term SOFR 1.14%	220,000	0	217,662	0
6.81%, 07/15/2036, 1 mo. USD Term SOFR 1.49%	80,000	0	79,050	0
Wells Fargo Commercial Mortgage Trust 3.45%, 07/15/2050	390,000	0	362,462	0
Wells Fargo NA
0.59%, 08/15/2061	810,083	0	13,194	0
1.03%, 05/15/2062	2,885,657	0	101,764	0
1.07%, 08/15/2061	2,697,278	0	107,590	0
1.32%, 03/15/2063	2,597,755	0	133,147	0
1.88%, 03/15/2063	1,694,022	0	144,374	0
2.34%, 03/15/2063	65,000	0	50,780	0
4.83%, 08/15/2055	145,000	0	129,143	0

	28,720,045	0	4,508,980	0

Other Asset-Backed Securities - 5.0%

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
AGL CLO 25 Ltd. 7.92%, 07/21/2036, 3 mo. USD Term SOFR + 2.60%	250,000	0	251,760	0
Aligned Data Centers Issuer LLC
6.00%, 08/17/2048	65,000	0	63,807	0
6.35%, 10/15/2047	60,000	0	60,015	0
6.50%, 11/16/2048	30,000	0	30,107	0
Bain Capital Credit CLO Ltd. 7.74%, 10/23/2034, 3 mo. USD Term SOFR + 2.41%	250,000	0	249,906	0
Carlyle Global Market Strategies CLO Ltd. 7.14%, 07/20/2031, 3 mo. USD Term SOFR + 1.81%	250,000	0	249,917	0
Carlyle U.S. CLO Ltd. 7.92%, 07/20/2035, 3 mo. USD Term SOFR + 2.60%	250,000	0	252,798	0
CCG Receivables Trust 6.28%, 04/14/2032	120,000	0	120,836	0
CF Hippolyta Issuer LLC 2.28%, 07/15/2060	166,398	0	152,969	0
Dell Equipment Finance Trust 5.65%, 09/22/2028	75,000	0	74,895	0
DLLAD LLC 4.79%, 01/20/2028	85,000	0	83,506	0
FirstKey Homes Trust
1.67%, 10/19/2037	120,000	0	112,079	0
3.02%, 10/19/2037	210,000	0	197,965	0
Hotwire Funding LLC
2.31%, 11/20/2051	40,000	0	35,937	0
5.69%, 05/20/2053	60,000	0	57,942	0
Madison Park Funding XXXI Ltd. 7.29%, 01/23/2031, 3 mo. USD Term SOFR + 1.96%	250,000	0	249,995	0
Progress Residential Trust 5.20%, 07/20/2039	190,000	0	184,126	0
Race Point VIII CLO Ltd. 7.63%, 02/20/2030, 3 mo. USD Term SOFR + 2.31%	250,000	0	249,800	0
Stack Infrastructure Issuer LLC
1.88%, 03/26/2046	100,000	0	91,873	0
1.89%, 08/25/2045	30,000	0	28,187	0
5.90%, 07/25/2048	40,000	0	38,779	0
Summit Issuer LLC 5.60%, 02/20/2053	25,000	0	24,222	0
Vantage Data Centers Issuer LLC
1.65%, 09/15/2045	130,000	0	121,496	0
3.19%, 07/15/2044	22,000	0	21,851	0
VB-S1 Issuer LLC 3.16%, 02/15/2052	60,000	0	54,003	0

	3,128,398	0	3,058,771	0

Whole Loan Collateral CMO - 2.2%
Angel Oak Mortgage Trust 2.59%, 10/25/2049	5,301	0	5,115	0
Arroyo Mortgage Trust 2.96%, 10/25/2048	17,174	0	15,762	0
Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049	8,055	0	7,513	0
Ellington Financial Mortgage Trust 4.30%, 04/25/2067	83,212	0	78,813	0

Federal National Mortgage Association Connecticut Avenue Securities 7.03%, 07/25/2043, 30 day USD SOFR Average + 1.70%	61,983	0	62,326	0
GS Mortgage-Backed Securities Corp. Trust
2.75%, 06/25/2051	91,488		70,071
2.77%, 05/25/2051	422,025	0	321,340	0
3.26%, 03/27/2051	183,770	0	146,340	0
JP Morgan Mortgage Trust
4.02%, 11/25/2050	305,888	0	259,745	0
6.44%, 04/25/2054	148,899	0	148,508	0
Mill City Mortgage Loan Trust 2.75%, 01/25/2061	6,139	0	6,032	0
New Residential Mortgage Loan Trust
3.25%, 09/25/2056	25,799	0	23,183	0
3.50%, 12/25/2057	24,571	0	23,006	0
3.75%, 11/25/2056	21,448	0	19,507	0
Seasoned Credit Risk Transfer Trust
2.50%, 08/25/2059	14,749	0	13,084	0
3.50%, 10/25/2058	8,194	0	7,194	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
Verus Securitization Trust
4.14%, 11/25/2059	6,526	0	6,334	0
4.47%, 04/25/2067	86,985	0	83,209	0

Wells Fargo Mortgage-Backed Securities Trust 3.00%, 07/25/2050	50,627	0	41,391	0

	1,572,833	0	1,338,473	0

Total Asset & Commercial Mortgage-Backed Securities	34,340,756	0	9,803,292	0

CORPORATE BONDS - 20.5%
Aerospace/Defense - 0.4%
Moog, Inc. 4.25%, 12/15/2027	130,000	0	121,309	0
Northrop Grumman Corp. 4.75%, 06/01/2043	100,000	0	88,045	0
RTX Corp. 4.45%, 11/16/2038	25,000	0	21,617	0

	255,000	0	230,971	0

Agriculture - 0.2%
Altria Group, Inc.
3.40%, 05/06/2030	10,000	0	8,870	0
3.88%, 09/16/2046	35,000	0	24,770	0
4.80%, 02/14/2029	90,000	0	87,300	0

	135,000	0	120,940	0

Auto Manufacturers - 0.2%
General Motors Co.
6.13%, 10/01/2025	5,000	0	5,016	0
6.75%, 04/01/2046	120,000	0	123,453	0

	125,000	0	128,469	0

Auto Parts & Equipment - 0.2%
Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/2026	112,000	0	111,868	0

Biotechnology - 0.2%
Amgen, Inc.
5.15%, 11/15/2041	38,000	0	34,858	0
5.25%, 03/02/2030	60,000	0	59,466	0
Illumina, Inc. 5.75%, 12/13/2027	35,000	0	34,977	0
Royalty Pharma PLC 1.75%, 09/02/2027	5,000	0	4,420	0

	138,000	0	133,721	0

Chemicals - 0.2%
Avient Corp. 7.13%, 08/01/2030	10,000	0	10,120	0
Celanese U.S. Holdings LLC 6.35%, 11/15/2028	45,000	0	45,712	0
Dow Chemical Co. 4.80%, 05/15/2049	5,000	0	4,171	0
Sherwin-Williams Co. 4.50%, 06/01/2047	85,000	0	70,317	0

	145,000	0	130,320	0

Commercial Banks - 1.5%
Bank of America Corp. 6.11%, 01/29/2037	250,000	0	254,265	0
Citigroup, Inc. 3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD Term SOFR + 1.60% thereafter)	60,000	0	55,560	0
Fifth Third Bancorp 5.63%, 01/29/2032, (5.63% fixed rate until 01/29/2031; 6 mo. USD SOFR + 1.84% thereafter)	15,000	0	14,581	0
Huntington Bancshares, Inc. 6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 6 mo. USD SOFR + 2.02% thereafter)	30,000	0	30,115	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
JP Morgan Chase & Co. 4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 6 mo. USD SOFR + 1.80% thereafter)	260,000	0	242,114	0
M&T Bank Corp. 7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)	80,000	0	82,962	0

PNC Financial Services Group, Inc. 4.63%, 06/06/2033, (4.63% fixed rate until 06/06/2032; 6 mo. USD SOFR + 1.85% thereafter)	70,000	0	64,025	0
Wells Fargo & Co.
4.75%, 12/07/2046	20,000	0	16,689	0
4.90%, 11/17/2045	180,000	0	153,805	0

	965,000	0	914,116	0

Commercial Services - 0.6%
Equifax, Inc. 3.10%, 05/15/2030	5,000	0	4,354	0
ERAC USA Finance LLC 7.00%, 10/15/2037	10,000	0	10,937	0
Gartner, Inc. 3.75%, 10/01/2030	15,000	0	13,054	0
Global Payments, Inc.
2.90%, 05/15/2030	15,000	0	12,783	0
3.20%, 08/15/2029	10,000	0	8,819	0
Service Corp. International 4.63%, 12/15/2027	125,000	0	119,192	0
United Rentals North America, Inc. 5.25%, 01/15/2030	120,000	0	115,002	0
Wand NewCo 3, Inc. 7.63%, 01/30/2032	5,000	0	5,094	0
Williams Scotsman, Inc. 7.38%, 10/01/2031	60,000	0	61,333	0

	365,000	0	350,568	0

Construction Materials - 0.3%
Boise Cascade Co. 4.88%, 07/01/2030	55,000	0	50,425	0
Carrier Global Corp. 2.70%, 02/15/2031	10,000	0	8,432	0
Eagle Materials, Inc. 2.50%, 07/01/2031	120,000	0	98,394	0
Masonite International Corp. 3.50%, 02/15/2030	65,000	0	56,959	0

	250,000	0	214,210	0

Distribution/Wholesale - 0.2%
American Builders & Contractors Supply Co., 4.00%, 01/15/2028	125,000	0	115,739	0
LKQ Corp. 5.75%, 06/15/2028	30,000	0	29,966	0

	155,000	0	145,705	0

Diversified Financial Services - 0.9%
Brookfield Finance LLC/Brookfield Finance, Inc. 3.45%, 04/15/2050	100,000	0	66,217	0
Enact Holdings, Inc. 6.50%, 08/15/2025	40,000	0	39,960	0
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029	60,000	0	60,435	0
GGAM Finance Ltd. 8.00%, 06/15/2028	100,000	0	102,942	0
goeasy Ltd. 9.25%, 12/01/2028	85,000	0	89,849	0
Macquarie Airfinance Holdings Ltd. 6.40%, 03/26/2029	90,000	0	89,739	0
OneMain Finance Corp. 7.88%, 03/15/2030	100,000	0	102,040	0

	575,000	0	551,182	0

Electric - 1.6%
Ameren Corp. 3.50%, 01/15/2031	135,000	0	118,906	0
CenterPoint Energy, Inc. 4.25%, 11/01/2028	39,000	0	36,552	0
Clearway Energy Operating LLC 4.75%, 03/15/2028	120,000	0	113,145	0
Cleco Corporate Holdings LLC 3.74%, 05/01/2026	10,000	0	9,560	0
Exelon Corp. 5.10%, 06/15/2045	115,000	0	101,781	0
FirstEnergy Corp. 2.25%, 09/01/2030	5,000	0	4,059	0
Florida Power & Light Co. 5.10%, 04/01/2033	45,000	0	43,878	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
ITC Holdings Corp. 2.95%, 05/14/2030	20,000	0	17,215	0
New England Power Co. 2.81%, 10/06/2050	75,000	0	43,587	0
NextEra Energy Operating Partners LP 4.50%, 09/15/2027	120,000	0	111,773	0
Oglethorpe Power Corp. 5.05%, 10/01/2048	30,000	0	25,902	0
Pacific Gas & Electric Co. 5.90%, 06/15/2032	100,000	0	98,748	0
Puget Energy, Inc. 4.10%, 06/15/2030	15,000	0	13,552	0
Sempra 4.00%, 02/01/2048	5,000	0	3,694	0
Southern California Edison Co. 5.95%, 11/01/2032	125,000	0	127,142	0
Southern Co. 4.40%, 07/01/2046	125,000	0	101,690	0

	1,084,000	0	971,184	0

Electrical Components & Equipment - 0.2%

WESCO Distribution, Inc. 7.25%, 06/15/2028	120,000	0	121,889	0

Electronics - 0.4%
Imola Merger Corp. 4.75%, 05/15/2029	100,000	0	92,029	0
Jabil, Inc. 3.60%, 01/15/2030	150,000	0	132,668	0

	250,000	0	224,697	0

Energy-Alternate Sources - 0.1%

TerraForm Power Operating LLC 4.75%, 01/15/2030	70,000	0	62,401	0

Entertainment - 0.2%
Caesars Entertainment, Inc. 6.50%, 02/15/2032	60,000	0	59,145	0
Cinemark USA, Inc. 8.75%, 05/01/2025	51,000	0	51,000	0

	111,000	0	110,145	0

Environmental Control - 0.0%

Clean Harbors, Inc. 6.38%, 02/01/2031	15,000	0	14,860	0

Food - 0.5%
Conagra Brands, Inc. 5.30%, 11/01/2038	100,000	0	91,576	0
Kellanova 4.50%, 04/01/2046	75,000	0	61,386	0
Kraft Heinz Foods Co. 3.88%, 05/15/2027	25,000	0	23,967	0
Post Holdings, Inc. 4.63%, 04/15/2030	120,000	0	108,274	0

	320,000	0	285,203	0

Gas - 0.2%
NiSource, Inc. 5.65%, 02/01/2045	85,000	0	79,566	0
Sempra Global 3.25%, 01/15/2032	80,000	0	64,432	0

	165,000	0	143,998	0

Healthcare - Products - 0.4%
Boston Scientific Corp. 4.70%, 03/01/2049	25,000	0	21,686	0
Revvity, Inc.
2.55%, 03/15/2031	50,000	0	41,066	0
3.30%, 09/15/2029	45,000	0	40,178	0
Teleflex, Inc. 4.25%, 06/01/2028	125,000	0	115,516	0

	245,000	0	218,446	0

Healthcare - Services - 0.5%
Centene Corp. 2.45%, 07/15/2028	100,000	0	87,340	0
HCA, Inc.
5.13%, 06/15/2039	120,000	0	108,013	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
5.88%, 02/01/2029	115,000	0	115,568	0

	335,000	0	310,921	0

Home Builders - 0.2%
Taylor Morrison Communities, Inc. 5.88%, 06/15/2027	120,000	0	118,163	0

Insurance - 0.6%
Aon Corp./Aon Global Holdings PLC 2.85%, 05/28/2027	100,000	0	92,777	0
Equitable Holdings, Inc. 5.00%, 04/20/2048	85,000	0	73,513	0
HUB International Ltd. 7.25%, 06/15/2030	60,000	0	60,879	0
Intact Financial Corp. 5.46%, 09/22/2032	45,000	0	43,873	0
Unum Group 5.75%, 08/15/2042	100,000	0	93,999	0
Willis North America, Inc. 2.95%, 09/15/2029	20,000	0	17,504	0

	410,000	0	382,545	0

Internet - 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.25%, 12/01/2027	125,000	0	120,686	0
Uber Technologies, Inc. 4.50%, 08/15/2029	100,000	0	93,185	0

	225,000	0	213,871	0

IT Services - 0.3%
Booz Allen Hamilton, Inc. 5.95%, 08/04/2033	20,000	0	20,139	0
Leidos, Inc. 4.38%, 05/15/2030	125,000	0	115,491	0
Presidio Holdings, Inc. 4.88%, 02/01/2027	49,000	0	48,987	0

	194,000	0	184,617	0

Media - 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 03/01/2030	125,000	0	104,055	0
Charter Communications Operating LLC/Charter Communications Operating Capital 6.48%, 10/23/2045	110,000	0	97,324	0
Cox Communications, Inc. 4.50%, 06/30/2043	6,000	0	4,709	0
Discovery Communications LLC 5.30%, 05/15/2049	15,000	0	11,801	0
Fox Corp. 3.50%, 04/08/2030	140,000	0	125,019	0
Paramount Global 5.85%, 09/01/2043	120,000	0	94,977	0
Videotron Ltd. 3.63%, 06/15/2029	40,000	0	35,674	0

	556,000	0	473,559	0

Oil & Gas - 1.3%
Apache Corp. 4.25%, 01/15/2030	135,000	0	124,203	0
Canadian Natural Resources Ltd. 6.50%, 02/15/2037	10,000	0	10,241	0
Devon Energy Corp. 4.50%, 01/15/2030	91,000	0	85,804	0
Diamondback Energy, Inc. 3.50%, 12/01/2029	160,000	0	145,240	0
Hess Corp.
5.60%, 02/15/2041	135,000	0	131,269	0
7.30%, 08/15/2031	5,000	0	5,498	0
Ovintiv, Inc. 5.65%, 05/15/2028	30,000	0	29,964	0
Permian Resources Operating LLC 7.00%, 01/15/2032	75,000	0	76,510	0
Sunoco LP 7.25%, 05/01/2032	100,000	0	101,940	0
Viper Energy, Inc. 5.38%, 11/01/2027	85,000	0	82,930	0

	826,000	0	793,599	0

Packaging & Containers - 0.8%
Amcor Finance USA, Inc. 5.63%, 05/26/2033	50,000	0	49,611	0
Berry Global, Inc. 5.63%, 07/15/2027	125,000	0	121,889	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	110,000	0	113,540	0
Graphic Packaging International LLC 3.50%, 03/01/2029	70,000	0	61,917	0
Silgan Holdings, Inc. 4.13%, 02/01/2028	125,000	0	116,683	0

	480,000	0	463,640	0

Pharmaceuticals - 0.6%
AbbVie, Inc.
4.55%, 03/15/2035	5,000	0	4,641	0
4.75%, 03/15/2045	115,000	0	102,391	0
Becton Dickinson & Co. 2.82%, 05/20/2030	125,000	0	107,661	0
CVS Health Corp. 3.75%, 04/01/2030	50,000	0	45,355	0
Zoetis, Inc. 4.70%, 02/01/2043	100,000	0	87,086	0

	395,000	0	347,134	0

Pipelines - 2.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 6.63%, 02/01/2032	100,000	0	99,705	0
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	115,000	0	113,325	0
Cheniere Energy Partners LP 4.50%, 10/01/2029	125,000	0	116,979	0
Energy Transfer LP
5.25%, 04/15/2029	125,000	0	123,022	0
5.30%, 04/01/2044	10,000	0	8,774	0
5.35%, 05/15/2045	10,000	0	8,770	0
MPLX LP
4.00%, 03/15/2028	20,000	0	18,952	0
4.13%, 03/01/2027	15,000	0	14,456	0
4.80%, 02/15/2029	90,000	0	87,038	0
5.20%, 03/01/2047	5,000	0	4,373	0
5.20%, 12/01/2047	5,000	0	4,362	0
5.50%, 02/15/2049	5,000	0	4,545	0
ONEOK, Inc.
4.00%, 07/13/2027	5,000	0	4,766	0
4.35%, 03/15/2029	110,000	0	104,273	0
5.85%, 01/15/2026	10,000	0	10,037	0
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	125,000	0	125,764	0
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030	150,000	0	128,459	0
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	25,000	0	21,915	0
Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029	110,000	0	97,664	0
Western Midstream Operating LP 6.15%, 04/01/2033	10,000	0	9,994	0
Williams Cos., Inc. 3.75%, 06/15/2027	145,000	0	137,733	0

	1,315,000	0	1,244,906	0

Real Estate Investment Trusts - 1.4%
American Tower Corp. 3.80%, 08/15/2029	135,000	0	123,440	0
Brandywine Operating Partnership LP 8.88%, 04/12/2029	30,000	0	30,741	0
Brixmor Operating Partnership LP 4.05%, 07/1/2030	150,000	0	135,796	0
Crown Castle, Inc. 3.30%, 07/01/2030	140,000	0	121,463	0
Equinix, Inc. 2.15%, 07/15/2030	155,000	0	126,288	0
GLP Capital LP/GLP Financing II, Inc. 5.75%, 06/01/2028	140,000	0	138,319	0
Realty Income Corp. 3.40%, 01/15/2028	5,000	0	4,657	0
SBA Tower Trust 2.84%, 01/15/2050	25,000	0	24,441	0
VICI Properties LP 4.95%, 02/15/2030	50,000	0	47,423	0
VICI Properties LP/VICI Note Co., Inc. 4.63%, 12/01/2029	125,000	0	115,972	0

	955,000	0	868,540	0

Retail - 1.0%
1011778 BC ULC/New Red Finance, Inc. 4.38%, 01/15/2028	125,000	0	116,380	0
Alimentation Couche-Tard, Inc.

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
2.95%, 01/25/2030	140,000	0	122,427	0
3.80%, 01/25/2050	5,000	0	3,630	0
FirstCash, Inc. 4.63%, 09/01/2028	35,000	0	32,336	0
LCM Investments Holdings II LLC 8.25%, 08/01/2031	45,000	0	46,751	0
Lowe’s Cos., Inc.
3.70%, 04/15/2046	10,000	0	7,230	0
4.38%, 09/15/2045	100,000	0	80,704	0
McDonald’s Corp.
3.70%, 02/15/2042	7,000	0	5,380	0
4.20%, 04/01/2050	15,000	0	11,832	0
4.45%, 09/01/2048	65,000	0	53,844	0
Starbucks Corp. 4.45%, 08/15/2049	100,000	0	81,660	0
Yum! Brands, Inc. 4.75%, 01/15/2030	35,000	0	32,777	0

	682,000	0	594,951	0

Semiconductors - 0.5%
Broadcom, Inc.
3.14%, 11/15/2035	40,000	0	31,088	0
3.19%, 11/15/2036	65,000	0	49,864	0
4.30%, 11/15/2032	25,000	0	22,781	0
Entegris Escrow Corp. 5.95%, 06/15/2030	100,000	0	97,393	0
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.15%, 05/01/2027	5,000	0	4,672	0
4.30%, 06/18/2029	100,000	0	94,354	0

	335,000	0	300,152	0

Software - 0.5%
Black Knight InfoServ LLC 3.63%, 09/01/2028	35,000	0	32,374	0
Oracle Corp. 2.95%, 04/01/2030	30,000	0	26,053	0
PTC, Inc. 4.00%, 02/15/2028	125,000	0	115,787	0
SS&C Technologies, Inc. 5.50%, 09/30/2027	120,000	0	116,642	0

	310,000	0	290,856	0

Telecommunications - 1.1%
AT&T, Inc.
4.35%, 06/15/2045	35,000	0	28,303	0
4.50%, 03/09/2048	10,000	0	8,036	0

Deutsche Telekom International Finance BV 8.75%, 06/15/2030	100,000	0	115,246	0
NBN Co. Ltd. 2.50%, 01/08/2032	200,000	0	162,403	0
Nokia OYJ 6.63%, 05/15/2039	160,000	0	151,763	0
T-Mobile USA, Inc.
2.88%, 02/15/2031	50,000	0	42,494	0
4.38%, 04/15/2040	105,000	0	89,406	0
4.50%, 04/15/2050	3,000	0	2,440	0
Verizon Communications, Inc.
4.00%, 03/22/2050	5,000	0	3,790	0
4.13%, 08/15/2046	65,000	0	51,217	0
Vodafone Group PLC
4.25%, 09/17/2050	5,000	0	3,800	0
4.38%, 02/19/2043	6,000	0	4,901	0

	744,000	0	663,799	0

Trucking & Leasing - 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp. 4.40%, 07/01/2027	45,000	0	43,253	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)

Total Corporate Bonds	13,527,000	0	12,479,399	0

MUNICIPAL BONDS - 0.7%
Airport - 0.0%
Chicago O’Hare International Airport, IL, Rev 3.01%, 01/01/2038	25,000	0	18,837	0

Development - 0.0%
New York City Industrial Dev Agency, NY, Rev, (AGM Insured) 3.19%, 03/01/2040	15,000	0	10,874	0

General - 0.5%
Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.40%, 12/01/2032	235,000	0	204,732	0
Dist of Columbia, DC, Rev 3.43%, 04/01/2042	80,000	0	61,211	0
Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	40,000	0	42,083	0

	355,000	0	308,026	0

Tobacco - 0.1%
Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 2.25%, 06/01/2029	100,000	0	86,780	0

Transportation - 0.1%
Metropolitan Transportation Auth, NY, Rev 5.18%, 11/15/2049	30,000	0	29,999	0

Total Municipal Bonds	525,000	0	454,516	0

U.S. GOVERNMENT AGENCIES - 7.1%
Mortgage-Backed Agencies - 7.1%
Federal Home Loan Mortgage Corp. - 3.7%
0.18%, 10/25/2026	4,020,540	0	7,059	0
0.73%, 03/25/2027	676,470	0	9,593	0
1.21%, 06/25/2030	2,114,697	0	114,402	0
1.24%, 01/25/2030	117,239	0	5,840	0
1.42%, 06/25/2030	546,766	0	34,693	0
1.48%, 06/25/2030	1,770,574	0	113,116	0
1.50%, 01/01/2036	88,917	0	75,361	0
1.50%, 10/15/2042	8,304	0	7,092	0
1.53%, 07/25/2030	1,044,986	0	69,845	0
1.70%, 10/15/2039	2,161	0	2,132	0
2.00%, 12/01/2035	183,464	0	159,385	0
2.11%, 01/25/2031	155,000	0	128,772	0
2.50%, 12/15/2042	21,917	0	19,172	0
2.50%, 09/01/2050	344,082	0	274,542	0
3.00%, 08/01/2051	403,300	0	336,790	0
3.50%, 10/01/2051	283,841	0	247,256	0
4.50%, 07/01/2052	267,069	0	246,428	0
4.50%, 09/01/2052	270,428	0	249,642	0
8.83%, 03/25/2042, 30 day USD SOFR Average + 3.50%	141,625	0	148,236	0

	12,461,380	0	2,249,356	0

Federal National Mortgage Association - 3.4%
1.27%, 06/25/2034	322,352	0	19,874	0
1.50%, 08/25/2041	10,340	0	9,590	0
1.50%, 11/25/2042	5,246	0	4,528	0
1.70%, 06/25/2043	4,037	0	3,910	0
1.75%, 01/25/2040	2,935	0	2,842	0
2.00%, 11/25/2040	400,000	0	252,722	0
2.00%, 06/25/2043	9,339	0	8,584	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
2.00%, 07/01/2051	569,046	0	435,017	0
2.50%, 03/01/2036	105,452	0	93,908	0
2.50%, 09/25/2049	20,123	0	17,905	0
2.50%, 05/01/2051	360,768	0	289,089	0
2.50%, 06/01/2051	165,866	0	134,260	0
2.50%, 03/25/2053	7,856	0	7,021	0
3.00%, 12/01/2051	169,596	0	140,779	0
3.50%, 07/01/2051	142,397	0	124,546	0
3.50%, 04/25/2053	19,182	0	18,481	0
4.00%, 08/01/2049	38,131	0	34,454	0
4.00%, 05/01/2052	321,411	0	287,672	0
4.00%, 06/01/2052	237,517	0	212,976	0

	2,911,594	0	2,098,158	0

Total U.S. Government Agencies	15,372,974	0	4,347,514	0

U.S. GOVERNMENT SECURITIES - 2.7%
U.S. Treasury Securities - 2.7%
U.S. Treasury Bonds - 2.7%
3.13%, 08/15/2044	140,000	0	107,767	0
3.25%, 05/15/2042	225,000	0	180,571	0
3.63%, 02/15/2044	1,360,000	0	1,136,503	0
3.75%, 11/15/2043	260,000	0	221,630	0

Total U.S. Government Securities	1,985,000	0	1,646,471	0

COMMON STOCKS - 41.1%
Banks - 0.3%

PNC Financial Services Group, Inc.	1,365	0	209,200	0

Capital Goods - 3.1%
Assa Abloy AB Class B	10,849	0	286,646	0
BAE Systems PLC	28,009	0	465,852	0
Keppel Ltd.	7,332	0	36,674	0
Kone OYJ Class B	8,042	0	392,023	0
Northrop Grumman Corp.	853	0	413,731	0
SHO-BOND Holdings Co. Ltd.	394	0	15,215	0
Vinci SA	2,205	0	258,373	0

	57,684	0	1,868,514	0

Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	1,313	0	317,602	0
Experian PLC	11,457	0	462,106	0

	12,770	0	779,708	0

Consumer Discretionary Distribution & Retail - 0.7%

TJX Cos., Inc.	4,307	0	405,246	0

Consumer Durables & Apparel - 0.7%
Berkeley Group Holdings PLC	312	0	18,322	0
NIKE, Inc. Class B	3,745	0	345,514	0
Sekisui House Ltd.	1,357	0	31,184	0

	5,414	0	395,020	0

Consumer Services - 1.2%
Compass Group PLC	8,147	0	226,598	0
Hyatt Hotels Corp. Class A	127	0	18,897	0
Marriott International, Inc. Class A	108	0	25,502	0
McDonald’s Corp.	1,708	0	466,352	0

	10,090	0	737,349	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
Energy - 5.3%
Antero Resources Corp.	1,505	0	51,185	0
ARC Resources Ltd.	861	0	15,592	0
BP PLC	39,848	0	256,846	0
BP PLC ADR	283	0	10,972	0
Cenovus Energy, Inc.	3,276	0	67,355	0
Chesapeake Energy Corp.	778	0	69,927	0
Chevron Corp.	661	0	106,599	0
ConocoPhillips	1,624	0	204,007	0
Coterra Energy, Inc.	2,418	0	66,156	0
Diamondback Energy, Inc.	427	0	85,882	0
Enbridge, Inc.	1,106	0	39,326	0
EOG Resources, Inc.	356	0	47,038	0
EQT Corp.	1,104	0	44,259	0
Equinor ASA	1,842	0	49,013	0
Exxon Mobil Corp.	2,764	0	326,898	0
Hess Corp.	46	0	7,245	0
LUKOIL PJSC ADR	1,533	0	—	—
Marathon Petroleum Corp.	643	0	116,846	0
Petroleo Brasileiro SA	10,697	0	91,178	0
Phillips 66	1,246	0	178,440	0
Pioneer Natural Resources Co.	378	0	101,803	0
Schlumberger NV	2,033	0	96,527	0
Shell PLC	13,366	0	475,143	0
Shell PLC ADR	68	0	4,873	0
Targa Resources Corp.	1,606	0	183,180	0
Tenaris SA	1,390	0	23,406	0
Tenaris SA ADR	93	0	3,068	0
TotalEnergies SE	4,529	0	328,800	0
TotalEnergies SE ADR	105	0	7,609	0
Valaris Ltd.	246	0	16,005	0
Williams Cos., Inc.	3,493	0	133,991	0

	100,325	0	3,209,169	0

Equity Real Estate Investment Trusts (REITs) - 3.0%
Acadia Realty Trust REIT	1,450	0	25,056	0
American Healthcare, Inc. REIT	2,019	0	27,721	0
American Homes 4 Rent Class A, REIT	1,259	0	45,072	0
American Tower Corp. REIT	1,368	0	234,694	0
AvalonBay Communities, Inc. REIT	434	0	82,273	0
Boardwalk REIT	306	0	15,753	0
Brixmor Property Group, Inc. REIT	950	0	20,995	0
CareTrust, Inc. REIT	1,214	0	30,010	0
Comforia Residential, Inc. REIT	8	0	17,318	0
CubeSmart REIT	521	0	21,069	0
Digital Realty Trust, Inc. REIT	192	0	26,646	0
EastGroup Properties, Inc. REIT	164	0	25,479	0
Empire State Realty Trust, Inc. Class A, REIT	4,140	0	37,674	0
Equinix, Inc. REIT	147	0	104,533	0
Essential Properties Realty Trust, Inc. REIT	1,629	0	42,908	0
Essex Property Trust, Inc. REIT	224	0	55,160	0
Extra Space Storage, Inc. REIT	319	0	42,835	0
Goodman Group REIT	1,972	0	39,834	0
Hammerson PLC REIT	48,475	0	16,500	0
Invincible Investment Corp. REIT	57	0	25,538	0
Iron Mountain, Inc. REIT	511	0	39,613	0
Klepierre SA REIT	1,655	0	44,441	0
Lamar Advertising Co. Class A, REIT	171	0	19,810	0
Land Securities Group PLC REIT	3,708	0	29,968	0
Link REIT	1,207	0	5,172	0
Macerich Co. REIT	779	0	10,719	0
NewRiver PLC REIT	14,900	0	13,915	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
Phillips Edison & Co., Inc. REIT	651	0	21,288	0
Plymouth Industrial, Inc. REIT	931	0	19,439	0
Prologis, Inc. REIT	938	0	95,723	0
Public Storage REIT	896	0	232,467	0
Ryman Hospitality Properties, Inc. REIT	247	0	26,054	0
Shaftesbury Capital PLC REIT	24,215	0	40,533	0
Simon Property Group, Inc. REIT	477	0	67,033	0
SL Green Realty Corp. REIT	796	0	39,665	0
Stockland REIT	14,764	0	41,828	0
Tanger, Inc. REIT	936	0	26,536	0
Veris Residential, Inc. REIT	1,052	0	15,159	0
VICI Properties, Inc. REIT	1,046	0	29,863	0
Welltower, Inc. REIT	969	0	92,326	0

	137,697	0	1,848,620	0

Financial Services - 1.0%

Visa, Inc. Class A	2,272	0	610,282	0

Food, Beverage & Tobacco - 3.8%
Archer-Daniels-Midland Co.	1,844	0	108,169	0
Bunge Global SA	1,345	0	136,867	0
Coca-Cola Co.	4,193	0	259,002	0
Diageo PLC	12,620	0	436,143	0
Heineken NV	5,230	0	508,982	0
Ingredion, Inc.	1,241	0	142,206	0
Nestle SA	3,801	0	381,621	0
PepsiCo, Inc.	1,832	0	322,267	0

	32,106	0	2,295,257	0

Health Care Equipment & Services - 2.6%
Abbott Laboratories	3,300	0	349,701	0
Brookdale Senior Living, Inc.	2,662	0	18,075	0
Medtronic PLC	3,181	0	255,243	0
Stryker Corp.	1,606	0	540,419	0
UnitedHealth Group, Inc.	924	0	446,939	0

	11,673	0	1,610,377	0

Household & Personal Products - 1.8%
Colgate-Palmolive Co.	2,735	0	251,401	0
Procter & Gamble Co.	2,755	0	449,616	0
Reckitt Benckiser Group PLC	6,494	0	363,060	0

	11,984	0	1,064,077	0

Insurance - 1.9%
AIA Group Ltd.	47,792	0	350,045	0
AXA SA	4,896	0	169,165	0
Chubb Ltd.	1,298	0	322,735	0
Marsh & McLennan Cos., Inc.	1,503	0	299,743	0

	55,489	0	1,141,688	0

Materials - 4.0%
Anglo American Platinum Ltd.	3,624	0	126,242	0
ArcelorMittal SA	3,574	0	89,289	0
Barrick Gold Corp.	11,469	0	190,615	0
BlueScope Steel Ltd.	6,528	0	95,279	0
CF Industries Holdings, Inc.	1,636	0	129,195	0
Glencore PLC	25,539	0	148,600	0

Acquired Fund	Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)
Linde PLC	1,256	0	553,846	0
Louisiana-Pacific Corp.	1,975	0	144,550	0
Newmont Corp.	4,156	0	168,900	0
Norsk Hydro ASA	15,629	0	96,046	0
Northern Star Resources Ltd.	19,388	0	183,774	0
Nutrien Ltd.	2,380	0	125,496	0
POSCO Holdings, Inc.	278	0	80,253	0
Rio Tinto Ltd.	1,476	0	122,839	0
Steel Dynamics, Inc.	855	0	111,253	0
Vale SA	6,460	0	78,738	0

	106,223	0	2,444,915	0

Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
AstraZeneca PLC ADR	3,537	0	268,387	0
Chugai Pharmaceutical Co. Ltd.	5,242	0	166,716	0
Danaher Corp.	2,022	0	498,666	0
Johnson & Johnson	1,691	0	244,502	0
Merck KGaA	3,106	0	493,548	0
Novartis AG	3,281	0	318,446	0
Roche Holding AG	1,009	0	241,771	0
Zoetis, Inc.	2,502	0	398,418	0

	22,390	0	2,630,454	0

Real Estate Management & Development - 0.6%
CBRE Group, Inc. Class A	222	0	19,290	0
Corp. Inmobiliaria Vesta SAB de CV	5,600	0	19,833	0
CTP NV	1,749	0	29,670	0
Daito Trust Construction Co. Ltd.	239	0	25,619	0
Emaar Properties PJSC	7,185	0	16,061	0
Kojamo OYJ	1,907	0	21,066	0
Mitsui Fudosan Co. Ltd.	8,446	0	85,955	0
Pandox AB	1,200	0	18,557	0
PSP Swiss Property AG	153	0	18,914	0
Sagax AB Class B	637	0	15,952	0
Swire Pacific Ltd. Class A	1,827	0	15,472	0
TAG Immobilien AG	2,304	0	32,758	0
Tokyu Fudosan Holdings Corp.	3,920	0	28,719	0
Wharf Holdings Ltd.	6,423	0	20,665	0

	41,812	0	368,531	0

Semiconductors & Semiconductor Equipment - 0.8%
First Solar, Inc.	70	0	12,341	0
Texas Instruments, Inc.	2,708	0	477,745	0

	2,778	0	490,086	0

Software & Services - 2.4%
Accenture PLC Class A	1,266	0	380,952	0
Capgemini SE	1,837	0	386,103	0
Microsoft Corp.	1,847	0	719,092	0

	4,950	0	1,486,147	0

Technology Hardware & Equipment - 0.6%
Apple, Inc.	1,055	0	179,698	0
Keyence Corp.	422	0	185,583	0

	1,477	0	365,281	0

Telecommunication Services - 0.4%

Acquired Fund		Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)

KDDI Corp.		8,339	0	231,397	0

Transportation - 0.8%

Canadian National Railway Co.		4,211	0	511,107	0

Utilities - 0.5%
American Electric Power Co., Inc.		336	0	28,906	0
China Longyuan Power Group Corp. Ltd. Class H		5,000	0	3,503	0
Duke Energy Corp.		281	0	27,611	0
Edison International		279	0	19,826	0
Enel SpA		2,495	0	16,398	0
Engie SA		2,227	0	38,662	0
Exelon Corp.		645	0	24,239	0
Iberdrola SA		2,102	0	25,774	0
National Grid PLC		1,430	0	18,758	0
NextEra Energy, Inc.		466	0	31,208	0
Power Grid Corp. of India Ltd.		6,550	0	23,624	0
RWE AG		295	0	10,276	0
Sempra		372	0	26,646	0
Southern Co.		329	0	24,182	0

		22,807	0	319,613	0

Total Common Stocks		658,163	0	25,022,038	0

AFFILIATED INVESTMENT COMPANIES - 9.7%
Taxable Fixed Income Funds - 9.7%
The Hartford World Bond Fund, Class F		597,025	597,025	5,898,608	5,898,608

Total Affiliated Investment Companies		597,025	597,025	5,898,608	5,898,608

Total Long-Term Investments		67,005,918	597,025	$59,651,838	$5,898,608

SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreements - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 04/30/2024 at 5.31%, due on 05/01/2024 with a maturity value of $190,046; collateralized by U.S. Treasury Note at 0.50%, maturing 10/31/2027, with a market value of $193,865		190,018	0	190,018	0

Securities Lending Collateral - 0.3%
Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.22%		33,964	0	33,964	0
HSBC U.S. Government Money Market Fund, Institutional Class, 5.23%		113,213	0	113,213	0

Invesco Government & Agency Portfolio, Institutional Class, 5.23%		33,964	0	33,964	0

Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.23%		33,964	0	33,964	0

		215,105	0	215,105	0

Total Short-Term Investments		405,123	0	$405,123	$0

Total Investments Excluding Purchased Options	98.5%	67,411,041	597,025	$60,056,961	$5,898,608
Total Purchased Options	0.1%	13	0	$44,309	$0

Acquired Fund		Current Shares/ Principal Amount/ Number of Contracts	Post Reorganization Shares/ Principal Amount/ Number of Contracts	Current Market Value ($)	Post Reorganization Market Value ($)

Total Investments	98.6%	67,411,054	597,025	$60,101,270	$5,898,608
Other Assets and Liabilities	1.4%			841,592	55,044,254

Total Net Assets	100.0%			60,942,862	60,942,862

				Exchange-Traded Option Contracts Outstanding at April 30, 2024
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Current Number of Contracts	Post Reorganization Number of Contracts	Current Notional Amount	Post Reorganization Notional Amount	Current Value	Post Reorganization Value	Current Premiums Paid (Received) by Fund	Post Reorganization Premiums Paid (Received) by Fund	Current Unrealized Appreciation/ (Depreciation)	Post Reorganization Unrealized Appreciation/ (Depreciation)
Purchased option contracts:

Put
S&P 500 Index Option	4,200.00 USD	6/21/2024	7	0	USD 700	USD 700	$3,899	$0	$34,519	$0	$(30,620)	$0
S&P 500 Index Option	4,725.00 USD	9/20/2024	6	0	USD 600	USD 600	40,410	0	29,468	0	10,942	0
Total purchased exchange-traded option contracts							$44,309	$0	$63,987	$0	$(19,678)	$0

Futures Contracts Outstanding at April 30, 2024
Description	Current Number of Contracts	Post Reorganization Number of Contracts	Expiration Date	Current Notional Amount	Post Reorganization Current Notional Amount	Current Value and Unrealized Appreciation/ (Depreciation)	Post Reorganization Value and Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 2-Year Note Future	9	0	6/28/2024	1,823,906	$0	(17,925)	$0

U.S. Treasury 5-Year Note Future	14	0	6/28/2024	1,466,391	0	(19,385)	0

U.S. Treasury 10-Year Note Future	43	0	6/18/2024	4,619,812	0	(126,887)	0

U.S. Treasury 10-Year Ultra Future	8	0	6/18/2024	881,750	0	(31,253)	0

U.S. Treasury Ultra Bond Future	5	0	6/18/2024	597,813	0	(40,890)	0

Total futures contracts						$ (236,340)	$0

Foreign Currency Contracts Outstanding at April 30, 2024
Current Amount and Description of Currency to be Purchased	Post Reorganization Amount and Description of Currency to be Purchased	Current Amount and Description of Currency to be Sold	Post Reorganization Amount and Description of Currency to be Sold	Counterparty	Settlement Date	Current Appreciation/ (Depreciation)	Post Appreciation/ (Depreciation)

730,094 USD	0	1,000,000 CAD	0	BNP	5/31/2024	$3,328	$0

588,355 USD	0	535,000 CHF	0	UBS	5/31/2024	4,332	0

1,474,032 USD	0	1,378,000 EUR	0	BNP	5/31/2024	1,616	0

2,798,127 USD	0	2,251,000 GBP	0	BCLY	5/31/2024	(15,068)	0

194,654 USD	0	2,110,000 SEK	0	JPM	5/31/2024	2,926	0

Total foreign currency contracts						$(2,866)	$0